UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06324

Exact name of registrant as specified in charter:	Delaware Group® Global & International Funds

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2021

Item 1. Reports to Stockholders

Annual report

Global / international equity mutual funds

Delaware Emerging Markets Fund

Delaware International Small Cap Fund

Delaware International Value Equity Fund

November 30, 2021

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment, (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of November 30, 2021, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Emerging Markets Fund	December 7, 2021 (Unaudited)

Performance preview (for the year ended November 30, 2021)

Delaware Emerging Markets Fund (Institutional Class shares)	1-year return	+2.84%
Delaware Emerging Markets Fund (Class A shares)	1-year return	+2.57%
MSCI Emerging Markets Index (net)	1-year return	+2.70%
MSCI Emerging Markets Index (gross)	1-year return	+3.03%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware Emerging Markets Fund, please see the table on page 9.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 12 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital appreciation.

Market review

The MSCI Emerging Markets Index rose during the fiscal year ended November 30, 2021, but significantly lagged developed markets. Early in the 12-month period, markets rallied on the progress of COVID-19 vaccines, US dollar weakness, and fund inflows. The rally stalled, however, as investors wrestled with a host of issues including the pace of economic recovery, hints of earlier-than-expected interest rate hikes by the US Federal Reserve, supply chain disruptions, and the spread of COVID-19 variants. During the second half of the fiscal year, inflationary pressures globally appeared to ratchet up, prompting several central banks to tighten monetary policy. In addition, equities in China corrected sharply as policy makers announced measures to regulate business activities more tightly in sectors such as online gaming and for-profit education. Concern about debt defaults in the property-development sector and weaker-than-expected macroeconomic data further weighed on investor sentiment. Among regions, Europe, the Middle East, and Africa (EMEA) outperformed significantly, while Latin America lagged. Among sectors, energy and technology outperformed the most, while consumer discretionary and real estate lagged.

Within the Fund

For the fiscal year ended November 30, 2021, Delaware Emerging Markets Fund Institutional Class shares gained 2.84%. The Fund’s Class A shares rose 2.57% at net asset value and -3.31% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index (net) gained 2.70%. For complete, annualized performance of Delaware Emerging Markets Fund, please see the table on page 9.

The energy sector contributed the most to the Fund’s relative performance due to favorable asset allocation and stock selection. Companies producing oil and gas benefited from rising energy prices. The technology sector also contributed to relative performance as end-user demand for technology products appeared resilient, supporting the outlook for leading semiconductor companies.

Portfolio management review
Delaware Emerging Markets Fund

On the negative side, the financials and materials sectors detracted the most from relative performance. The Fund, compared to the benchmark, was underweight these sectors, both of which outperformed significantly as global economies began to recover from COVID-related slowdowns.

Among individual stocks, MediaTek Inc. in Taiwan and SK Telecom Co. Ltd. in South Korea were the leading contributors to the Fund’s relative performance. Strong demand for MediaTek’s 5G smartphone chips supported share price. Shares of SK Telecom also outperformed following the company’s announced plans to separate its telecommunications and non-telecommunications assets into two companies.

In contrast, Americanas S.A. (formerly B2W Companhia Digital) and Wuliangye Yibin Co. Ltd. detracted the most from relative performance. Shares of Americanas in Brazil underperformed as the company’s gross merchandise value (GMV) growth rate lagged peers, while investments in digital marketing and other growth initiatives weighed on margins. We believe that Brazilian ecommerce remains an attractive secular growth opportunity and that Americanas’ business strategy and assets position the company to benefit from this growth. Shares of Wuliangye Yibin in China underperformed when the macroeconomic outlook appeared to soften, potentially slowing consumption growth. We believe that long-term consumption premiumization trends in China remain intact, however, and that Wuliangye Yibin’s brand strength may support the company’s market-share gains. We continued to hold both Americanas and Wuliangye Yibin in the Fund at the end of the fiscal year.

We think that market volatility may persist in the near term due to ongoing concerns about global supply chain challenges, rising interest rates, and geopolitical tension. Nonetheless, over the long term, we continue to expect some trends to persist including greater technology adoption, industry consolidation, consumption premiumization, accommodative monetary policy, and improvements in corporate governance. Our strategy remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we think could benefit from long-term changes in how people in emerging markets live and work.

Among countries, we currently hold overweight positions in South Korea, the United States, and Russia. Conversely, we are currently underweight China, Southeast Asia, Saudi Arabia, and South Africa. Sectors we currently favor include technology, consumer staples, and energy. The Fund is most underweight financials, materials, and industrials.

The Fund used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Portfolio management review
Delaware International Small Cap Fund	December 7, 2021 (Unaudited)

Performance preview (for the year ended November 30, 2021)

Delaware International Small Cap Fund (Institutional Class shares)	1-year return	+10.92%
Delaware International Small Cap Fund (Class A shares)	1-year return	+10.55%
MSCI ACWI (All Country World Index) ex USA Small Cap Index (net)	1-year return	+15.92%
MSCI ACWI (All Country World Index) ex USA Small Cap Index (gross)	1-year return	+16.36%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware International Small Cap Fund, please see the table on page 14.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 16 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital appreciation.

Market review

The introduction of vaccines for COVID-19 coincided with the beginning of the Fund’s fiscal year ended November 30, 2021. Investors around the world greeted that news enthusiastically. Despite the availability of the vaccines, however, the struggle to contain the virus continued and markets grew more volatile. As the fiscal period unfolded, significant differences developed, by both country and region, in the distribution of those vaccines, in the prevalence of the virus, and in responses (including renewed economic lockdowns and re-openings).

Investors also grew increasingly concerned with the specter of inflation and the very real global supply chain disruptions. The emergence of the Delta variant of COVID-19 mid-way through the 12-month period exacerbated those worries. At the very tail end of the fiscal year, the arrival of yet another variant, Omicron, raised fears that a return to normalcy might be further delayed.

Unrelated to the virus, investors grew wary about the Chinese government’s policies pertaining to technology firms. Additionally, the financial unraveling of property development giant Evergrande severely strained the Chinese real estate sector.

Global central banks remained largely supportive throughout the fiscal period. In the US, however, growing inflationary concern put pressure on the Federal Reserve to begin tapering its asset purchases sooner than previously expected, adding to market volatility as the period ended.

Within the Fund

For the fiscal year ended November 30, 2021, Delaware International Small Cap Fund advanced, although it underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (net). The Fund’s Institutional Class shares gained 10.92%. The Fund’s Class A shares rose 10.55% at net asset value and 4.15% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark (net) returned 15.92%. For complete, annualized performance of Delaware International Small Cap Fund, please see the table on page 14.

The strong macroeconomic forces at play through the 12-month period created a challenging

Portfolio management review
Delaware International Small Cap Fund

environment for disciplined bottom-up (stock-by-stock) investment process. Early in the fiscal period, following the initial vaccine news, the market moved toward higher-beta (more volatile) stocks that had been beaten down during the COVID lockdown. As the fiscal year progressed, investors’ focus shifted based largely on news flow related to the virus, inflation, and supply chain issues. Throughout it all, the Fund remained true to its consistent process of individual stock-by-stock selection by seeking companies undergoing positive, fundamental change that we believe will drive earnings growth beyond what the market expects.

With that in mind, sectors that detracted the most from the Fund’s relative performance during the fiscal year were information technology (IT) and industrials. Countries that detracted the most from the Fund’s relative performance were Australia, Japan, and Brazil.

The three largest individual detractors from performance were Solutions 30 SE in Luxembourg, Japan Elevator Service Holdings Co. Ltd. in Japan, and Locaweb Servicos de Internet S.A. in Brazil.

Solutions 30 is an IT services company specializing in the Internet of Things (IoT) among other lines of business. It reported strong quarterly results but underperformed after an anonymous report alleged that Solutions 30 had engaged in money laundering. As of the end of the fiscal year, we no longer hold it in the Fund.

Japan Elevator, an elevator-maintenance firm, underperformed despite reporting results that were in line with expectations. Despite strong maintenance-business results, demand for modernization services declined as customers delayed upgrade projects during the pandemic. We reduced the Fund’s weighting in the stock; however, we continue to believe in the value Japan Elevator provides as a lower-cost elevator-maintenance provider. Additionally, the share price has been largely range-bound in 2021 (albeit at the lower end of the range as of the end of the Fund’s fiscal year).

Locaweb is the leading provider of Internet services to small- and mid-sized businesses in Brazil with three business units: Be Online, which offers hosting, domain, and cloud solutions; software as a service (SaaS) & Solutions; and Commerce, an ecommerce platform solution that enables clients to create a virtual store and sell online. Locaweb has seen strong growth in its Commerce division and has acquired companies to complement the ecommerce business to optimize customer acquisition, manage social network exposure, as well as manage payments and logistics. Like other recently listed companies in Brazil, the stock has declined due to a general derating of Brazilian equities. Although we reduced the Fund’s weighting, we continue to hold the stock given Locaweb’s strong presence in Brazilian ecommerce.

Largely offsetting those negative factors, the sectors that contributed the most to the Fund’s relative performance were healthcare and financials. Geographically, the strongest performance came from Canada, the United Kingdom, and Russia.

The three stocks that contributed the most to relative performance were Future PLC in the UK, MIPS AB in Sweden, and ATS Automation Tooling Systems Inc. in Canada.

Future, a publishing firm with specialized magazines and websites catering to computing, gaming, automotive, and leisure, outperformed during the 12-month period. Future had solid financial results, benefiting from strong momentum in digital advertising. It also executed well on several acquisitions. The April 2020 acquisition of the UK’s largest print publisher, TI Media, was swiftly followed with Future’s largest deal yet, the acquisition of GoCo

Group PLC in February 2021, and the acquisition of Dennis Publishing Ltd. in October 2021.

MIPS provides safety technology for helmets. Although COVID-19 restrictions held back its snow (skiing and snowboarding) business, its shares gained overall on strong results in its bicycle-helmet business, as the pandemic led more people to exercise outdoors.

ATS outperformed after posting strong financial results in its manufacturing and assembly systems business. Its Life Sciences, Transportation, and Consumer Products segments drove the company’s strong growth. Of note, its medical devices and electric vehicle battery assembly businesses had strong demand on a mix of organic growth and successful acquisitions.

As we approach the two-year anniversary of the initial spread of COVID-19, the pandemic remains in the forefront of global investors’ concerns. While the rollout of vaccine boosters is bringing greater optimism, there are questions over how effective the boosters will be against the Omicron variant. The potential for effective therapeutic COVID-19 drugs is another source of optimism for a return to greater normalcy. An important element of that normalcy would be the restoration of global supply chains.

Nonetheless, the Omicron variant is raising new worries over transmissibility, the severity of new cases, the effect on hospital capacity, and the potential for renewed government restrictions. Beyond COVID-related issues, geopolitical concerns have increased given the heightened aggression displayed by Russia and China. Inflation pressures also remain an overriding concern.

As previously mentioned, the Fund’s country and sector weights are driven primarily by bottom-up stock-selection opportunities. As a result, relative to the Fund’s benchmark, we were overweight Canada and Germany at the end of the fiscal year. From a sector perspective, industrials and communication services were our largest overweights. Conversely, Taiwan and Switzerland were the largest underweight positions geographically, again based on bottom-up stock-specific decisions. Financials and materials remained two of the Fund’s largest sector underweights at period end.

The Fund may use derivatives or structured products in certain limited situations. For example, the Fund may use equity-linked notes to gain local market access in situations where direct market participation is limited. Derivatives and structured products were not used by the Fund during the fiscal period. However, the Fund used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Portfolio management review
Delaware International Value Equity Fund	November 30, 2021

Performance preview (for the year ended November 30, 2021)

Delaware International Value Equity Fund (Institutional Class shares)	1-year return	+6.24%
Delaware International Value Equity Fund (Class A shares)	1-year return	+6.02%
MSCI EAFE (Europe, Australasia, Far East) Index (net)	1-year return	+10.77%
MSCI EAFE (Europe, Australasia, Far East) Index (gross)	1-year return	+11.28%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware International Value Equity Fund, please see the table on page 18. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth without undue risk to principal.

Economic developments and market performance

December 2020 ended a dramatic year. The pandemic had crumbled the global economic system as consumers and companies went into lock-down. In March 2021, we marked the one-year anniversary of the coronavirus pandemic and looked back on one of the fastest and most remarkable stock market rebounds in history. During the summer of 2021, prospects for a strong economic rebound, combined with accelerated vaccination efforts in most developed countries that allowed easing of COVID-related restrictions, provided a boost to international equities. As a result, second-quarter equity performance was strong and the Fund’s benchmark, the MSCI EAFE Index, gained more than 5% (net). Economic reopenings led to a surge of spending given the pent-up demand and significant level of savings that households had accumulated during the pandemic.

Against this backdrop, investors are now more worried that the economy might be running too hot, which would force central banks to raise interest rates sooner rather than later. As former US Federal Reserve Chairman William McChesney Martin once remarked, that would “take away the punch bowl,” setting the stage for renewed volatility in financial markets. In November, current Fed Chairman Jerome Powell altered his stance on rising prices saying that it could no longer be anticipated that inflation is transitory. While tapering of the Fed’s asset-purchasing program is already underway, it remains to be seen what the European Central Bank (ECB) plans to do. In our view, this will come down to when the ECB removes the word “transitory” from its vocabulary.

Within the Fund

For the fiscal year ended November 30, 2021, Delaware International Value Equity Fund gained although it underperformed its benchmark, the MSCI EAFE Index (net). The Fund’s Institutional Class shares gained 6.24%. The Fund’s Class A shares advanced 6.02% at net asset value (NAV) and declined 0.05% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark (net) gained 10.77%. For complete, annualized performance of Delaware International Value Equity Fund, please see the table on page 18.

We invest with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Fund’s portfolio is built bottom up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

Information technology, energy, and financials provided the strongest sector returns for the Fund during the fiscal year ending November 30, 2021, yielding 24.6%, 21.2%, and 14.5%, respectively. The weakest performance came from utilities, communication services, and consumer staples with returns of -2.4%, 0.8%, and 4.8%, respectively.

Active sector allocation had a negative effect on the Fund’s relative performance. The largest detractor from performance on a sector basis resulted from a large allocation to consumer staples, which contributed on an absolute basis but underperformed the benchmark. Likewise, the higher-than-benchmark allocation to communication services, which performed negatively, also was a drag on performance. The lack of ownership of stocks within financials and energy also detracted from performance. The largest contributor to the Fund’s relative performance due to sector allocation was the lack of investment in utilities.

In terms of individual holdings, three of the largest contributors to active performance were Danish multinational pharmaceutical company Novo Nordisk A/S, French advertising company Publicis Groupe S.A., and British spirits producer Diageo PLC.

Novo Nordisk raised its guidance for the second time in 2021 in connection with its second-quarter results. The company once again reported double-digit growth underpinned by glucagon-like peptide-1 (GLP-1) drugs for diabetes and obesity. We continue to see a solid long-term growth runway for Novo Nordisk, supported by still unmet needs in diabetes and a huge potential in its obesity franchise, which is in its early stage.

As marketing budgets ramped up globally, Publicis Groupe increased its business segment by helping clients monetize very strong consumer demand. Publicis upgraded all its key performance indicators twice in 2021. The all-important US market grew organically almost 11% in the third quarter of 2021.

Diageo was hit by COVID-19 as its main customer segments had to close down their businesses. Diageo stayed disciplined in developing its own business and steered the company well through the challenges, in our view. In addition, Diageo actively helped its customers through a challenging period, which has helped the company gain market share. Re-openings have brought stronger earnings dynamics for Diageo and the stock has been rewarded for its high resilience and premium offering.

Conversely, three of the largest detractors from the Fund’s performance during the fiscal year were German global dialysis provider Fresenius Medical Care AG & Co. KGaA, Japanese personal-products supplier Kao Corp., and UK-based healthcare equipment provider Smith & Nephew PLC.

The pandemic imparted an external shock to Fresenius’ business model, and we were surprised by the limited flexibility in the company’s cost structure. Nonetheless, we believe that the investment case remains intact, supported in large part by an undemanding valuation offering a substantial margin of safety.

Kao had a rough start to 2021, with its share price declining throughout the first quarter and into the second. We believe the current earnings headwind is transitory and pandemic-related, and we expect a recovery phase to develop in the coming

Portfolio management review
Delaware International Value Equity Fund

months. We remain confident that Kao has the potential to resume moderate top-line growth and, with some leverage to increase margin, we see a potential for solid profit growth.

Smith & Nephew’s main customers are the global healthcare system. Its products are used primarily in joint replacement surgeries. Globally, many elective procedures have been postponed, which has created a drop in demand for Smith & Nephew’s products. As a result, the stock has suffered. We have invested into Smith & Nephew after the sharp fall in share price. Elective procedures are still not back at pre-pandemic levels as the healthcare system is capacity constrained due to COVID-19. Nonetheless, Smith & Nephew stands to benefit once surgeries are back to normal levels.

The Fund used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Performance summaries
Delaware Emerging Markets Fund	November 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. June 10, 1996)
Excluding sales charge	+2.57%	+11.46%	+7.44%	+7.99%
Including sales charge	-3.31%	+10.15%	+6.80%	+7.74%
Class C (Est. June 10, 1996)
Excluding sales charge	+1.82%	+10.63%	+6.63%	+7.19%
Including sales charge	+0.82%	+10.63%	+6.63%	+7.19%
Class R (Est. August 31, 2009)
Excluding sales charge	+2.34%	+11.18%	+7.17%	+6.99%
Including sales charge	+2.34%	+11.18%	+7.17%	+6.99%
Institutional Class (Est. June 10, 1996)
Excluding sales charge	+2.84%	+11.73%	+7.70%	+8.27%
Including sales charge	+2.84%	+11.73%	+7.70%	+8.27%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+2.94%	+11.87%	—	+12.18%
Including sales charge	+2.94%	+11.87%	—	+12.18%
MSCI Emerging Markets Index (net)	+2.70%	+9.52%	+5.16%	+5.95%*
MSCI Emerging Markets Index (gross)	+3.03%	+9.91%	+5.54%	+6.25%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales

Performance summaries
Delaware Emerging Markets Fund

charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.32% of the Fund’s average daily net assets for all share classes other than Class R6, and 1.20% of the Fund’s Class R6 shares’ average daily net assets, from March 30, 2021 to November 30, 2021.* From December 1, 2020 through March 29, 2021, the waiver was 1.37% for all share classes other than Class R6 and 1.25% for Class R6. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses
(without fee waivers)	1.63%	2.38%	1.88%	1.38%	1.26%
Net expenses (including fee
waivers, if any)	1.57%	2.32%	1.82%	1.32%	1.20%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from March 27, 2020 through March 31, 2022.

Performance summaries
Delaware Emerging Markets Fund

Performance of a $10,000 investment1

Average annual total returns from November 30, 2011 through November 30, 2021

For period beginning November 30, 2011 through November 30, 2021	Starting value	Ending value
Delaware Emerging Markets Fund — Institutional Class shares	$10,000	$20,998
Delaware Emerging Markets Fund — Class A shares	$9,425	$19,308
MSCI Emerging Markets Index (gross)	$10,000	$17,142
MSCI Emerging Markets Index (net)	$10,000	$16,546

[1]

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 11. Please note additional details on pages 9 through 13.

The graph also assumes $10,000 invested in the MSCI Emerging Markets Index as of November 30, 2011. The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEMAX	245914841
Class C	DEMCX	245914825
Class R	DEMRX	245914569
Institutional Class	DEMIX	245914817
Class R6	DEMZX	245914510

Performance summaries
Delaware International Small Cap Fund	November 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. December 29, 2008)
Excluding sales charge	+10.55%	+11.77%	+9.77%	+12.75%
Including sales charge	+4.15%	+10.45%	+9.12%	+12.23%
Class C (Est. December 29, 2010)
Excluding sales charge	+9.78%	+10.94%	+8.96%	+7.93%
Including sales charge	+8.78%	+10.94%	+8.96%	+7.93%
Class R (Est. December 29, 2010)
Excluding sales charge	+10.20%	+11.47%	+9.48%	+8.45%
Including sales charge	+10.20%	+11.47%	+9.48%	+8.45%
Institutional Class (Est. December 29, 2008)
Excluding sales charge	+10.92%	+12.05%	+10.05%	+12.99%
Including sales charge	+10.92%	+12.05%	+10.05%	+12.99%
Class R6 (Est. June 30, 2017)
Excluding sales charge	+10.88%	—	—	+9.40%
Including sales charge	+10.88%	—	—	+9.40%
MSCI ACWI ex USA Small Cap Index (net)	+15.92%	+10.75%	+8.81%	+11.20%*
MSCI ACWI ex USA Small Cap Index (gross)	+16.36%	+11.17%	+9.21%	+11.60%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below.

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 15. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.12% of the Fund’s average daily net assets for all share classes other than Class R6, and 1.00% of the Fund’s Class R6 shares’ average daily net assets, from December 1, 2020 to November 30, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses
(without fee waivers)	1.54%	2.29%	1.79%	1.29%	1.17%
Net expenses (including fee
waivers, if any)	1.37%	2.12%	1.62%	1.12%	1.00%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from March 27, 2020 through March 31, 2022.

Performance summaries
Delaware International Small Cap Fund

Performance of a $10,000 investment1

Average annual total returns from November 30, 2011 through November 30, 2021

For period beginning November 30, 2011 through November 30, 2021	Starting value	Ending value
Delaware International Small Cap Fund — Institutional Class
shares	$10,000	$26,046
MSCI ACWI ex USA Small Cap Index (gross)	$10,000	$24,130
Delaware International Small Cap Fund — Class A shares	$9,425	$23,931
MSCI ACWI ex USA Small Cap Index (net)	$10,000	$23,261

[1]

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 15. Please note additional details on pages 14 through 17.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Small Cap Index as of November 30, 2011. The MSCI ACWI (All Country World Index) ex USA Small Cap Index represents small-cap stocks across 22 of 23 developed market countries (excluding the United States) and 27 emerging market countries. The index covers approximately 14% of the global equity opportunity set outside the US.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGGAX	246118541
Class C	DGGCX	246118533
Class R	DGGRX	246118525
Institutional Class	DGGIX	246118517
Class R6	DGRRX	245914486

Performance summaries
Delaware International Value Equity Fund	November 30, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. October 31, 1991)
Excluding sales charge	+6.02%	+5.75%	+5.59%	+5.75%
Including sales charge	-0.05%	+4.50%	+4.97%	+5.55%
Class C (Est. November 29, 1995)
Excluding sales charge	+5.21%	+4.96%	+4.80%	+4.54%
Including sales charge	+4.21%	+4.96%	+4.80%	+4.54%
Class R (Est. June 2, 2003)
Excluding sales charge	+5.75%	+5.49%	+5.33%	+5.43%
Including sales charge	+5.75%	+5.49%	+5.33%	+5.43%
Institutional Class (Est. November 9, 1992)
Excluding sales charge	+6.24%	+6.01%	+5.85%	+6.42%
Including sales charge	+6.24%	+6.01%	+5.85%	+6.42%
Class R6 (Est. March 29, 2018)
Excluding sales charge	+6.31%	—	—	+2.41%
Including sales charge	+6.31%	—	—	+2.41%
MSCI EAFE Index (net)	+10.77%	+9.19%	+7.39%	+6.22%*
MSCI EAFE Index (gross)	+11.28%	+9.71%	+7.89%	+6.64%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.88% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.82% of the Fund’s Class R6 shares’ average daily net assets, from December 1, 2020 to November 30, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses
(without fee waivers)	1.33%	2.08%	1.58%	1.08%	1.02%
Net expenses (including fee
waivers, if any)	1.13%	1.88%	1.38%	0.88%	0.82%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through March 31, 2022.

Performance summaries
Delaware International Value Equity Fund

Performance of a $10,000 investment1

Average annual total returns from November 30, 2011 through November 30, 2021

For period beginning November 30, 2011 through November 30, 2021	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$21,374
MSCI EAFE Index (net)	$10,000	$20,399
Delaware International Value Equity Fund — Institutional Class
shares	$10,000	$17,664
Delaware International Value Equity Fund — Class A shares	$9,425	$16,241

[1]

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 21.

The graph also assumes $10,000 invested in the MSCI EAFE Index as of November 30, 2011. The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEGIX	245914106
Class C	DEGCX	245914858
Class R	DIVRX	245914577
Institutional Class	DEQIX	245914403
Class R6	DEQRX	245914478

Disclosure of Fund expenses
For the six-month period from June 1, 2021 to November 30, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2021 to November 30, 2021.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Emerging Markets Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/21	11/30/21	Expense Ratio	6/1/21 to 11/30/21*
Actual Fund return†
Class A	$1,000.00	$880.70	1.57%	$7.40
Class C	1,000.00	877.60	2.32%	10.92
Class R	1,000.00	879.50	1.82%	8.58
Institutional Class	1,000.00	881.60	1.32%	6.23
Class R6	1,000.00	882.00	1.20%	5.66
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.20	1.57%	$7.94
Class C	1,000.00	1,013.44	2.32%	11.71
Class R	1,000.00	1,015.94	1.82%	9.20
Institutional Class	1,000.00	1,018.45	1.32%	6.68
Class R6	1,000.00	1,019.05	1.20%	6.07

Delaware International Small Cap Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/21	11/30/21	Expense Ratio	6/1/21 to 11/30/21*
Actual Fund return†
Class A	$1,000.00	$977.50	1.35%	$6.69
Class C	1,000.00	974.00	2.10%	10.39
Class R	1,000.00	975.00	1.60%	7.92
Institutional Class	1,000.00	978.60	1.10%	5.46
Class R6	1,000.00	977.70	1.00%	4.96
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83
Class C	1,000.00	1,014.54	2.10%	10.61
Class R	1,000.00	1,017.05	1.60%	8.09
Institutional Class	1,000.00	1,019.55	1.10%	5.57
Class R6	1,000.00	1,020.05	1.00%	5.06

Disclosure of Fund expenses
For the six-month period from June 1, 2021 to November 30, 2021 (Unaudited)

Delaware International Value Equity Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/21	11/30/21	Expense Ratio	6/1/21 to 11/30/21*
Actual Fund return†
Class A	$1,000.00	$921.40	1.21%	$5.83
Class C	1,000.00	918.30	1.96%	9.43
Class R	1,000.00	919.90	1.46%	7.03
Institutional Class	1,000.00	922.30	0.96%	4.63
Class R6	1,000.00	922.90	0.90%	4.34
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.21%	$6.12
Class C	1,000.00	1,015.24	1.96%	9.90
Class R	1,000.00	1,017.75	1.46%	7.38
Institutional Class	1,000.00	1,020.26	0.96%	4.86
Class R6	1,000.00	1,020.56	0.90%	4.56

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The tables above do not reflect the expenses of the Underlying Funds.

Security type / country and sector allocations
Delaware Emerging Markets Fund	As of November 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	98.47%
Argentina	0.23%
Australia	0.62%
Bahrain	0.04%
Brazil	4.02%
Chile	1.06%
China	30.25%
Hong Kong	0.18%
India	12.09%
Indonesia	1.23%
Malaysia	0.02%
Mexico	3.61%
Peru	0.37%
Philippines	0.25%
Republic of Korea	17.13%
Russia	6.50%
South Africa	0.22%
Taiwan	16.09%
Turkey	0.57%
United Kingdom	0.06%
United States	3.93%
Preferred Stock	2.08%
Warrants	0.01%
Exchange-Traded Fund	0.08%
Participation Notes	0.00%
Total Value of Securities	100.64%
Liabilities Net of Receivables and Other Assets	(0.64%)
Total Net Assets	100.00%

Security type / country and sector allocations
Delaware Emerging Markets Fund

Common stock, participation notes, and preferred stock by sector ◆	Percentage of net assets
Communication Services	15.60%
Consumer Discretionary	11.69%
Consumer Staples	14.83%
Energy	13.64%
Financials	4.62%
Healthcare	1.47%
Industrials	0.52%
Information Technology*	33.31%
Materials	4.23%
Real Estate Investment Trusts	0.26%
Utilities	0.38%
Total	100.55%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electronics, Internet, Retail, Electronic Components-Semiconductors, Semiconductor Components- Integrated Circuits, and Software. As of November 30, 2021, such amounts, as a percentage of total net assets were 1.63%, 0.12%, 0.58%, 0.01%, 20.04%, 10.27%, and 0.66%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Security type / country and sector allocations
Delaware International Small Cap Fund	As of November 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	96.83%
Australia	3.87%
Austria	0.39%
Brazil	2.61%
Canada	11.93%
Denmark	0.59%
Finland	1.18%
France	1.28%
Germany	7.91%
Hong Kong	0.47%
India	3.93%
Ireland	1.11%
Israel	1.84%
Italy	4.28%
Japan	19.57%
Mexico	0.66%
Norway	1.45%
Republic of Korea	6.22%
Russia	2.70%
South Africa	1.14%
Spain	0.91%
Sweden	5.22%
Taiwan	2.19%
United Kingdom	15.38%
Short-Term Investments	2.23%
Total Value of Securities	99.06%
Receivables and Other Assets Net of Liabilities	0.94%
Total Net Assets	100.00%

Security type / country and sector allocations
Delaware International Small Cap Fund

Common stock by sector ◆	Percentage of net assets
Communication Services	8.18%
Consumer Discretionary	10.07%
Consumer Staples	2.54%
Energy	3.82%
Financials	4.48%
Healthcare	8.97%
Industrials*	27.78%
Information Technology	13.51%
Materials	6.55%
Real Estate	10.01%
Utilities	0.92%
Total	96.83%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Industrials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Industrials sector consisted of Aerospace/Defense, Building Materials, Commercial Services, Diversified Financial Services, Electronics, Engineering & Construction, Environmental Control, Hand/Machine Tools, Internet, Machinery-Construction & Mining, Machinery-Diversified, Retail, Software and Transportation. As of November 30, 2021, such amounts, as a percentage of total net assets were 0.65%, 1.40%, 2.86%, 0.50%, 2.37%, 0.66%, 2.61%, 0.82%, 2.89%, 0.82%, 8.21%, 2.31%, 1.12%, and 0.56%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Industrials sector for financial reporting purposes may exceed 25%.

Security type / country and sector allocations
Delaware International Value Equity Fund	As of November 30, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	97.01%
Denmark	5.33%
France	17.85%
Germany	13.75%
Japan	13.60%
Netherlands	4.33%
Spain	4.75%
Sweden	9.49%
Switzerland	15.96%
United Kingdom	11.95%
Exchange-Traded Funds	1.68%
Short-Term Investments	0.44%
Securities Lending Collateral	3.36%
Total Value of Securities	102.49%
Obligation to Return Securities Lending Collateral	(3.36%)
Receivables and Other Assets Net of Liabilities	0.87%
Total Net Assets	100.00%

Security type / country and sector allocations
Delaware International Value Equity Fund

Common stock by sector ◆	Percentage of net assets
Communication Services	7.45%
Consumer Discretionary	15.07%
Consumer Staples*	35.90%
Healthcare	19.01%
Industrials	5.94%
Information Technology	8.66%
Materials	4.98%
Total	97.01%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Retail. As of November 30, 2021, such amounts, as a percentage of total net assets were 10.01%, 6.22%, 17.91%, and 1.76%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

Schedules of investments
Delaware Emerging Markets Fund	November 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 98.47%Δ
Argentina – 0.23%
Cablevision Holding GDR	443,972	$1,035,125
Cresud ADR †	1,624,384	7,212,265
Grupo Clarin GDR Class B 144A #, †	131,213	128,617
IRSA Inversiones y Representaciones ADR †	1,348,512	5,731,176
IRSA Propiedades Comerciales ADR	225,805	496,771
		14,603,954
Australia – 0.62%
BHP Group ADR	380,000	21,352,200
Rio Tinto ADR	300,000	18,807,000
		40,159,200
Bahrain – 0.04%
Aluminium Bahrain GDR 144A #	221,400	2,348,766
		2,348,766
Brazil – 4.02%
AES Brasil Energia	516,085	1,045,600
Americanas †	10,500,000	56,591,692
Arcos Dorados Holdings Class A †	2,337,159	11,498,822
Atacadao	500,000	1,356,315
Banco Bradesco ADR	5,982,240	21,057,485
Banco Santander Brasil ADR	3,051,128	17,757,565
BRF ADR †	6,850,000	24,043,500
Embraer ADR †	420,704	5,776,266
Getnet Adquirencia e Servicos para Meios de Pagamento ADR
†	381,391	495,808
Itau Unibanco Holding ADR	9,170,000	35,946,400
Rumo †	1,905,351	5,944,637
Telefonica Brasil ADR	2,050,000	18,101,500
TIM ADR	1,244,820	15,124,563
Vale ADR	3,000,000	37,110,000
XP Class A †	211,715	6,071,986
		257,922,139
Chile – 1.06%
Cia Cervecerias Unidas ADR	410,528	6,597,185
Sociedad Quimica y Minera de Chile ADR	989,600	61,612,496
		68,209,681
China – 30.25%
Alibaba Group Holding †	2,300,000	36,725,715
Alibaba Group Holding ADR †	1,217,000	155,204,010
Anhui Conch Cement Class H	7,800,000	35,512,097

Schedules of investments
Delaware Emerging Markets Fund

	Number of
	shares	Value (US $)
Common StockΔ (continued)
China (continued)
Baidu ADR †	420,000	$62,932,800
BeiGene †	1,615,700	43,076,433
China National Building Material Class H	10,000,000	10,743,197
China Petroleum & Chemical Class H	30,000,000	13,077,288
DiDi Global ADR †	771,500	5,886,545
Guangshen Railway Class H †	11,000,000	1,815,670
Hengan International Group	2,000,000	9,658,604
iQIYI ADR †	700,000	4,368,000
JD.com ADR †	3,080,000	259,058,800
Joinn Laboratories China Class H 144A #	61,320	731,281
Kangji Medical Holdings	3,000	3,364
Kunlun Energy	21,000,000	19,750,233
Kweichow Moutai Class A	969,961	293,966,014
Lizhi ADR †	100,000	212,000
New Oriental Education & Technology Group ADR †	7,000,000	15,470,000
PetroChina Class H	18,000,000	7,794,155
Ping An Insurance Group Co. of China Class H	4,000,000	27,728,970
Prosus †	1,099,494	88,358,499
Sohu.com ADR †	2,219,642	37,445,361
TAL Education Group ADR †	1,030,000	5,335,400
Tencent Holdings	4,750,000	277,015,631
Tencent Music Entertainment Group ADR †	950,000	6,830,500
Tianjin Development Holdings	15,885,550	3,259,410
Tingyi Cayman Islands Holding	13,000,000	25,114,871
Trip.com Group ADR †	582,400	16,016,000
Tsingtao Brewery Class H	7,000,000	56,583,883
Uni-President China Holdings	31,186,000	30,596,573
Weibo ADR †	899,622	35,813,952
Wuliangye Yibin Class A	10,299,780	352,688,395
Zhihu ADR †	142,600	1,042,406
ZhongAn Online P&C Insurance Class H 144A #, †	739,600	2,520,634
		1,942,336,691
Hong Kong – 0.18%
Vinda International Holdings	4,300,000	11,635,035
		11,635,035
India – 12.09%
Aurobindo Pharma	1,500,000	13,169,370
Glenmark Pharmaceuticals	1,167,988	8,141,794
HCL Technologies	2,800,000	42,409,836
Indiabulls Real Estate GDR †	102,021	227,520

	Number of
	shares	Value (US $)
Common StockΔ (continued)
India (continued)
Infosys	2,640,000	$60,049,469
Lupin	2,500,000	29,410,658
Reliance Industries	10,500,000	335,727,842
Reliance Industries GDR 144A #	2,340,879	149,582,168
Tata Chemicals	1,866,909	21,662,836
Tata Consultancy Services	950,000	44,647,403
Tata Consumer Products	2,128,276	22,070,650
Tata Motors †	3,000,000	18,320,435
United Breweries	1,000,000	20,027,825
Zee Entertainment Enterprises	2,530,000	10,912,915
		776,360,721
Indonesia – 1.23%
Astra Agro Lestari	9,132,500	6,356,231
Astra International	180,000,000	72,580,782
		78,937,013
Malaysia – 0.02%
UEM Sunrise †	17,000,000	1,251,336
		1,251,336
Mexico – 3.61%
America Movil ADR Class L	1,369,199	23,851,447
Banco Santander Mexico Institucion de Banca Multiple Grupo
Financiero Santander ADR	8,042,900	49,222,548
Cemex ADR †	2,326,397	14,307,341
Coca-Cola Femsa ADR	600,000	29,472,000
Fomento Economico Mexicano ADR	508,329	35,959,193
Grupo Financiero Banorte Class O	4,000,000	23,829,311
Grupo Televisa ADR	6,017,000	55,296,230
		231,938,070
Peru – 0.37%
Cia de Minas Buenaventura ADR †	3,217,400	23,519,194
		23,519,194
Philippines – 0.25%
Monde Nissin 144A #, †	49,002,500	16,341,610
		16,341,610
Republic of Korea – 17.13%
KB Financial Group ADR	245,928	10,914,285
LG Uplus	2,403,542	27,353,214
Lotte	300,000	7,310,998
Lotte Chilsung Beverage	44,000	4,838,522

Schedules of investments
Delaware Emerging Markets Fund

	Number of shares	Value (US $)
Common StockΔ (continued)
Republic of Korea (continued)
Lotte Confectionery	60,000	$5,608,977
Samsung Electronics	5,200,000	312,136,411
Samsung Life Insurance	360,939	18,093,303
Shinhan Financial Group	300,000	8,724,400
SK Hynix	3,490,000	333,647,794
SK Square †	1,707,973	97,770,994
SK Telecom	2,642,027	120,975,954
SK Telecom ADR	3,312,676	152,383,121
		1,099,757,973
Russia – 6.50%
ENEL RUSSIA PJSC GDR †	21,161	11,950
Etalon Group GDR 144A #	1,616,300	2,182,005
Gazprom PJSC ADR	14,600,000	129,515,082
LUKOIL PJSC ADR	350,644	30,411,891
Mail.Ru Group GDR †	551,200	9,226,766
Rosneft Oil PJSC GDR	14,555,684	109,594,650
Sberbank of Russia PJSC	12,000,000	51,637,617
Sberbank of Russia PJSC ADR	800,000	13,481,259
Surgutneftegas PJSC ADR	2,014,441	9,779,859
T Plus PJSC =, †	36,096	0
VEON ADR †	732,264	1,266,817
Yandex Class A †	836,225	60,158,026
		417,265,922
South Africa – 0.22%
Naspers Class N †	86,398	13,353,475
Sun International †	364,166	583,856
		13,937,331
Taiwan – 16.09%
FIT Hon Teng 144A #, †	38,000,000	7,804,380
MediaTek	10,092,000	365,841,603
Taiwan Semiconductor Manufacturing	31,000,000	659,329,428
		1,032,975,411
Turkey – 0.57%
Akbank TAS	19,500,000	9,288,258
D-MARKET Elektronik Hizmetler ve Ticaret ADR †	144,600	354,270
Turk Telekomunikasyon	951,192	683,084
Turkcell Iletisim Hizmetleri	2,427,827	3,396,219
Turkcell Iletisim Hizmetleri ADR	4,449,485	16,018,146

	Number of shares	Value (US $)
Common StockΔ (continued)
Turkey (continued)
Turkiye Sise ve Cam Fabrikalari	7,651,443	$7,015,185
		36,755,162
United Kingdom – 0.06%
Griffin Mining †	3,056,187	3,901,582
		3,901,582
United States – 3.93%
ConocoPhillips	580,000	40,675,400
Intel	800,000	39,360,000
Micron Technology	2,050,900	172,275,600
		252,311,000
Total Common Stock (cost $4,903,524,401)		6,322,467,791

Preferred Stock – 2.08%Δ
Brazil – 0.73%
Braskem Class A †, **	1,470,000	12,951,093
Petroleo Brasileiro ADR 19.61% **	2,500,000	25,875,000
Usinas Siderurgicas de Minas Gerais Usiminas
Class A 8.77% **	3,235,733	7,816,155
		46,642,248
Republic of Korea – 0.99%
Samsung Electronics 4.34% **	1,183,100	63,799,845
		63,799,845
Russia – 0.36%
Transneft PJSC 6.43% **	12,000	22,959,597
		22,959,597
Total Preferred Stock (cost $66,489,867)		133,401,690

Warrants – 0.01%
Argentina – 0.01%
IRSA Inversiones y Representaciones,
expiration date 3/5/26 †	1,637,840	229,298
Total Warrants (cost $0)		229,298

Schedules of investments
Delaware Emerging Markets Fund

	Number of shares	Value (US $)
Exchange-Traded Fund – 0.08%
iShares MSCI Turkey ETF	290,275	$5,213,339
Total Exchange-Traded Fund
(cost $13,207,352)		5,213,339

Participation Notes – 0.00%
Lehman Indian Oil
CW 12 LEPO =, †	172,132	0
Lehman Oil & Natural Gas
CW 12 LEPO =, †	254,590	0
Total Participation Notes
(cost $8,559,057)		0
Total Value of Securities-100.64%
(cost $4,991,780,677)		$6,461,312,118

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 25 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2021, the aggregate value of Rule 144A securities was $181,639,461, which represents 2.83% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
**	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt
ETF – Exchange-Traded Fund
GDR – Global Depositary Receipt
LEPO – Low Exercise Price Option
MSCI – Morgan Stanley Capital International
PJSC – Private Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware International Small Cap Fund	November 30, 2021

	Number of shares	Value (US $)
Common Stock – 96.83%Δ
Australia – 3.87%
Bapcor	80,611	$408,415
Domain Holdings Australia	265,994	995,459
HUB24	53,769	1,109,223
Pro Medicus	36,372	1,604,689
		4,117,786
Austria – 0.39%
Vienna Insurance Group AG Wiener Versicherung Gruppe	15,045	418,032
		418,032
Brazil – 2.61%
Embraer ADR †	50,331	691,044
Locaweb Servicos de Internet	204,932	481,541
Meliuz	597,136	316,527
Petro Rio †	171,953	614,484
SLC Agricola	99,531	677,721
		2,781,317
Canada – 11.93%
Aritzia †	39,407	1,561,535
ATS Automation Tooling Systems †	73,507	2,743,026
Capital Power	32,700	975,279
Endeavour Mining	23,735	556,842
Enerplus	230,156	2,174,632
Granite Real Estate Investment Trust	29,804	2,299,022
Major Drilling Group International †	163,879	1,103,260
Vermilion Energy †	127,281	1,271,365
		12,684,961
Denmark – 0.59%
Royal Unibrew	5,891	627,871
		627,871
Finland – 1.18%
Valmet	30,758	1,258,625
		1,258,625
France – 1.28%
SOITEC †	5,184	1,364,925
		1,364,925
Germany – 7.91%
Befesa	18,641	1,233,526
Duerr	28,730	1,143,965
Evotec †	28,621	1,354,967

Schedules of investments
Delaware International Small Cap Fund

	Number of shares	Value (US $)
Common StockΔ (continued)
Germany (continued)
K+S †	104,511	$1,775,203
Salzgitter †	31,340	926,905
Steico	6,581	765,270
TAG Immobilien	43,759	1,212,814
		8,412,650
Hong Kong – 0.47%
LK Technology Holdings	210,000	500,463
		500,463
India – 3.93%
Affle India †	44,860	687,640
Mahindra Logistics	68,694	595,240
Varun Beverages	118,385	1,403,380
Voltas	93,260	1,489,199
		4,175,459
Ireland – 1.11%
Glenveagh Properties †	915,616	1,181,699
		1,181,699
Israel – 1.84%
Inmode †	25,763	1,957,988
		1,957,988
Italy – 4.28%
Azimut Holding	38,491	1,064,607
OVS †	177,671	538,195
Reply	9,057	1,752,812
Tinexta	29,105	1,192,331
		4,547,945
Japan – 19.57%
Amvis Holdings	16,500	1,601,482
Asics	62,500	1,547,591
Capcom	26,900	669,551
CKD	37,200	724,652
Dip	30,600	1,066,934
DMG Mori	56,300	874,122
Fujimi	19,900	1,284,594
Insource	32,100	691,429
Japan Elevator Service Holdings	53,400	996,384
JMDC †	19,800	1,582,506
Katitas	39,500	1,455,883

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Japan (continued)
Mitsui High-Tec	23,100	$1,850,779
SMS	38,700	1,437,150
SRE Holdings †	17,300	1,374,557
Taiyo Yuden	14,700	805,526
TechnoPro Holdings	47,900	1,308,426
Tokyo Seimitsu	21,000	881,298
Tsugami	53,900	665,525
		20,818,389
Mexico – 0.66%
Grupo Aeroportuario del Centro Norte †	124,377	705,398
		705,398
Norway – 1.45%
TOMRA Systems	22,463	1,540,071
		1,540,071
Republic of Korea – 6.22%
Doosan Fuel Cell †	20,874	868,023
Hansae	49,316	825,467
L&F	8,126	1,532,468
LEENO Industrial	7,909	1,317,640
OCI †	14,296	1,317,214
Wonik QnC †	33,437	755,182
		6,615,994
Russia – 2.70%
Cian ADR †	28,755	462,955
Detsky Mir PJSC	409,635	767,211
HeadHunter Group ADR	29,837	1,639,543
		2,869,709
South Africa – 1.14%
Transaction Capital	452,775	1,211,575
		1,211,575
Spain – 0.91%
Banco de Sabadell †	1,431,692	966,750
		966,750
Sweden – 5.22%
Catena	22,715	1,436,143
Fortnox	20,597	1,256,542
Intrum	21,350	535,685

Schedules of investments
Delaware International Small Cap Fund

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Sweden (continued)
MIPS	17,512	$2,327,464
		5,555,834
Taiwan – 2.19%
Kindom Development	665,600	919,115
Merida Industry	41,000	440,307
Wafer Works	329,000	968,012
		2,327,434
United Kingdom – 15.38%
888 Holdings	25,696	106,009
Dechra Pharmaceuticals	21,562	1,446,725
Electrocomponents	156,165	2,515,590
Future	66,698	3,183,569
Grafton Group	108,965	1,694,095
Great Portland Estates	100,199	956,912
Inchcape	92,247	1,017,050
Keywords Studios	39,018	1,400,046
Pagegroup	123,670	1,037,014
Rotork	154,417	698,658
S4 Capital †	170,006	1,313,083
Savills	55,599	987,890
		16,356,641
Total Common Stock (cost $80,172,750)		102,997,516

Short-Term Investments – 2.23%
Money Market Mutual Funds – 2.23%
BlackRock FedFund – Institutional Shares (seven-day effective
yield 0.03%)	593,125	593,125
Fidelity Investments Money Market Government Portfolio –
Class I (seven-day effective yield 0.01%)	593,124	593,124
GS Financial Square Government Fund – Institutional Shares
(seven-day effective yield 0.03%)	593,124	593,124
Morgan Stanley Government Portfolio – Institutional Share
Class (seven-day effective yield 0.03%)	593,124	593,124
Total Short-Term Investments (cost $2,372,497)		2,372,497
Total Value of Securities–99.06%
(cost $82,545,247)		$105,370,013

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 27 in “Security type / country and sector allocations.”

†	Non-income producing security.

The following foreign currency exchange contracts were outstanding at November 30, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
BNYM	GBP	(275,228)	USD	365,742	12/1/21	$(297)
BNYM	GBP	(57,374)	USD	76,214	12/2/21	(91)
BNYM	JPY	(955,800)	USD	8,392	12/1/21	(63)
BNYM	JPY	(1,011,600)	USD	8,926	12/2/21	(23)
BNYM	ZAR	(2,621,452)	USD	160,785	12/1/21	(4,012)
BNYM	ZAR	(3,821,305)	USD	235,890	12/2/21	(4,304)
BNYM	ZAR	(3,206,293)	USD	200,716	12/3/21	(794)
Total Foreign Currency Exchange Contracts						$(9,584)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:
ADR – American Depositary Receipt
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
GS – Goldman Sachs
PJSC – Private Joint Stock Company

Summary of currencies:
GBP – British Pound Sterling
JPY – Japanese Yen
USD – US Dollar
ZAR – South Africa Rand

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware International Value Equity Fund	November 30, 2021

	Number of
	shares	Value (US $)
Common Stock – 97.01%Δ
Denmark – 5.33%
Novo Nordisk Class B	265,570	$28,429,285
		28,429,285
France – 17.85%
Air Liquide	161,010	26,589,609
Danone	363,290	21,366,365
Orange	1,278,650	13,746,456
Publicis Groupe	172,840	11,184,265
Sodexo †	265,250	22,317,485
		95,204,180
Germany – 13.75%
adidas AG	74,110	21,433,918
Fresenius Medical Care AG & Co.	385,170	22,964,765
Knorr-Bremse	80,880	8,045,445
SAP	162,920	20,878,397
		73,322,525
Japan – 13.60%
Asahi Group Holdings	251,400	9,271,728
Kao	316,100	16,124,772
KDDI	508,600	14,757,118
Kirin Holdings	282,800	4,505,765
Lawson	191,100	9,369,574
Seven & i Holdings	460,200	18,535,680
		72,564,637
Netherlands – 4.33%
Koninklijke Ahold Delhaize	685,750	23,075,326
		23,075,326
Spain – 4.75%
Amadeus IT Group †	396,080	25,359,262
		25,359,262
Sweden – 9.49%
Essity Class B	534,060	17,053,647
H & M Hennes & Mauritz Class B *	562,860	9,921,848
Securitas Class B	1,635,290	23,627,161
		50,602,656
Switzerland – 15.96%
Nestle *	253,720	32,519,743
Roche Holding	66,280	25,876,398

	Number of
	shares	Value (US $)
Common StockΔ (continued)
Switzerland (continued)
Swatch Group	91,090	$26,753,995
		85,150,136
United Kingdom – 11.95%
Diageo	784,630	39,598,899
Smith & Nephew	1,500,490	24,114,938
		63,713,837
Total Common Stock (cost $502,892,989)		517,421,844

Exchange-Traded Funds – 1.68%
iShares MSCI EAFE ETF *	3,570	274,319
iShares Trust iShares ESG Aware MSCI EAFE ETF *	108,600	8,365,458
Vanguard FTSE Developed Markets ETF *	6,610	328,517
Total Exchange-Traded Funds
(cost $9,448,511)		8,968,294

Short-Term Investments – 0.44%
Money Market Mutual Funds – 0.44%
BlackRock FedFund – Institutional Shares (seven-day effective
yield 0.03%)	586,662	586,662
Fidelity Investments Money Market Government Portfolio –
Class I (seven-day effective yield 0.01%)	586,662	586,662
GS Financial Square Government Fund – Institutional Shares
(seven-day effective yield 0.03%)	586,661	586,661
Morgan Stanley Government Portfolio – Institutional Share
Class (seven-day effective yield 0.03%)	586,661	586,661
Total Short-Term Investments (cost $2,346,646)		2,346,646
Total Value of Securities Before
Securities Lending Collateral–99.13%
(cost $514,688,146)		528,736,784

	Principal
	amount°
Securities Lending Collateral** – 3.36%
Certificates of Deposit – 0.45%
Canadian Imperial Bank of Commerce (Toronto)
0.06% 12/1/2021	805,000	805,000
National Australia Bank (Cayman) 0.06% 12/1/2021	805,000	805,000
Royal Bank of Canada (Toronto) 0.05% 12/1/2021	805,000	805,000
		2,415,000

Schedules of investments
Delaware International Value Equity Fund

	Principal
	amount°	Value (US $)
Securities Lending Collateral** (continued)
Repurchase Agreements – 2.91%
Bank of Montreal
0.02%, dated 11/30/21, to be repurchased on 12/1/21,
repurchase price $3,825,894 (collateralized by US
government obligations 0.00%–2.875% 12/2/21–10/15/26;
market value $3,902,410)	3,825,892	$3,825,892
Bank of Nova Scotia
0.05%, dated 11/30/21, to be repurchased on 12/1/21,
repurchase price $3,825,897 (collateralized by US
government obligations 0.00%–2.875% 12/2/21–11/30/26;
market value $3,902,415)	3,825,892	3,825,892
BOFA Securities
0.05%, dated 11/30/21, to be repurchased on 12/1/21,
repurchase price $3,825,897 (collateralized by US
government obligations 0.125% 7/31/22; market value
$3,902,410)	3,825,892	3,825,892
Credit Agricole
0.05%, dated 11/30/21, to be repurchased on 12/1/21,
repurchase price $3,825,897 (collateralized by US
government obligations 0.105% 7/31/22; market value
$3,902,413)	3,825,892	3,825,892
JP Morgan Securities
0.05%, dated 11/30/21, to be repurchased on 12/1/21,
repurchase price $180,318 (collateralized by US government
obligations 0.00% 12/14/21–2/8/22; market value $183,925)	180,318	180,318
		15,483,886
Total Securities Lending Collateral (cost $17,898,886)		17,898,886
Total Value of Securities–102.49%
(cost $532,587,032)		$546,635,670■

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 29 in “Security type / country and sector allocations.”
†	Non-income producing security.
*	Fully or partially on loan.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $47,244,185 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $32,331,946.

The following foreign currency exchange contracts were outstanding at November 30, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	DKK	(3,579,904)	USD	541,785	12/1/21	$—	$(4,122)
BNYM	EUR	1,858,236	USD	(2,094,907)	12/1/21	12,557	—
BNYM	GBP	1,089,981	USD	(1,450,315)	12/1/21	—	(692)
BNYM	GBP	(469,612)	USD	624,567	12/1/21	6	—
BNYM	JPY	(96,275,673)	USD	846,230	12/1/21	—	(5,506)
Total Foreign Currency Exchange Contracts						$12,563	$(10,320)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
EAFE – Europe, Australasia, and Far East
ESG – Environmental, Social, and Governance
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
MSCI – Morgan Stanley Capital International

Summary of currencies:

DKK – Danish Krone
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities	November 30, 2021

		Delaware	Delaware
	Delaware Emerging	International	International
	Markets Fund	Small Cap Fund	Value Equity Fund
Assets:
Investments, at value*,†	$6,461,312,118	$105,370,013	$528,736,784
Short-term investments held as collateral
for loaned securities, at value=	—	—	17,898,886
Foreign currencies, at valueΔ	6,351,355	47,811	185,647
Receivable for fund shares sold	15,591,785	124,241	662,028
Dividends and interest receivable	2,998,060	61,722	263,526
Receivable for securities sold	—	1,092,037	5,137,214
Foreign tax reclaims receivable	—	131,585	3,203,534
Unrealized appreciation on foreign
currency exchange contracts	—	—	12,563
Securities lending income receivable	—	—	7,466
Other assets	—	—	12,749
Total Assets	6,486,253,318	106,827,409	556,120,397

		Delaware	Delaware
	Delaware Emerging	International	International
	Markets Fund	Small Cap Fund	Value Equity Fund
Liabilities:
Due to custodian	22,487,180	—	206
Capital gains tax payable	23,494,176	—	—
Payable for fund shares redeemed	10,882,634	77,010	690,655
Investment management fees payable to
affiliates	5,921,233	60,148	286,423
Custody fees payable	1,400,004	26,594	76,711
Dividend disbursing and transfer agent
fees and expenses payable to
non-affiliates	843,067	16,883	107,516
Reports and statements to shareholders
expenses payable to non-affiliates	235,448	11,251	31,251
Distribution fees payable to affiliates	182,057	3,831	50,688
Accounting and administration expenses
payable to non-affiliates	153,451	11,658	22,429
Dividend disbursing and transfer agent
fees and expenses payable to affiliates	46,411	796	3,960
Legal fees payable to non-affiliates	31,805	524	2,384
Accounting and administration expenses
payable to affiliates	19,887	664	1,997
Trustees’ fees and expenses payable to
affiliates	19,790	343	1,705
Other accrued expenses	16,941	12,972	7,616
Audit and tax fees payable	5,949	5,949	11,124
Registration fees payable to affiliates	2,699	30,061	2,710
Legal fees payable to affiliates	2,677	247	1,225
Payable for securities purchased	—	—	3,557,048
Obligation to return securities lending
collateral	—	—	17,898,360
Unrealized depreciation on foreign
currency exchange contracts	—	9,584	10,320
Other liabilities	—	188,244	550
Reports and statements to shareholders
expenses payable to affiliates	—	121	624
Total Liabilities	65,745,409	456,880	22,765,502
Total Net Assets	$6,420,507,909	$106,370,529	$533,354,895

Statements of assets and liabilities

		Delaware	Delaware
	Delaware Emerging	International	International
	Markets Fund	Small Cap Fund	Value Equity Fund
Net Assets Consist of:
Paid-in capital	$5,038,360,387	$79,041,676	$484,985,408
Total distributable earnings (loss)	1,382,147,522	27,328,853	48,369,487
Total Net Assets	$6,420,507,909	$106,370,529	$533,354,895
Net Asset Value
Class A:
Net assets	$361,527,841	$9,534,760	$201,366,772
Shares of beneficial interest outstanding,
unlimited authorization, no par	14,976,057	999,559	13,015,194
Net asset value per share	$24.14	$9.54	$15.47
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset
value per share / (1 - sales charge)	$25.61	$10.12	$16.41
Class C:
Net assets	$105,473,986	$1,954,657	$4,548,964
Shares of beneficial interest outstanding,
unlimited authorization, no par	4,775,565	248,813	297,701
Net asset value per share	$22.09	$7.86	$15.28
Class R:
Net assets	$34,147,658	$159,026	$4,941,074
Shares of beneficial interest outstanding,
unlimited authorization, no par	1,408,902	17,719	320,773
Net asset value per share	$24.24	$8.97	$15.40
Institutional Class:
Net assets	$3,728,519,619	$73,091,043	$318,766,514
Shares of beneficial interest outstanding,
unlimited authorization, no par	153,102,258	7,269,064	20,502,060
Net asset value per share	$24.35	$10.06	$15.55
Class R6:
Net assets	$2,190,838,805	$21,631,043	$3,731,571
Shares of beneficial interest outstanding,
unlimited authorization, no par	89,844,842	2,142,959	239,778
Net asset value per share	$24.38	$10.09	$15.56
____________________
*Investments, at cost	$4,991,780,677	$82,545,247	$514,688,146
† Including securities on loan	—	—	47,244,185
= Short-term investments held as collateral for loaned
securities, at cost	—	—	17,898,886
Δ Foreign currencies, at cost	6,440,604	48,388	183,414

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware International Funds	Year ended November 30, 2021

		Delaware	Delaware
	Delaware Emerging	International	International
	Markets Fund	Small Cap Fund	Value Equity Fund
Investment Income:
Dividends	$265,682,397	$1,311,153	$10,007,149
Interest	—	19,938	—
Securities lending income	—	—	59,061
Foreign tax withheld	(19,407,519)	(140,595)	(1,233,839)
	246,274,878	1,190,496	8,832,371

Expenses:
Management fees	76,271,500	1,015,093	3,790,988
Distribution expenses — Class A	1,010,029	22,991	316,619
Distribution expenses — Class C	1,234,443	25,526	55,228
Distribution expenses — Class R	201,151	918	23,612
Dividend disbursing and transfer agent fees and expenses	6,774,069	122,614	499,553
Custodian fees	3,118,542	57,324	123,403
Accounting and administration expenses	1,120,780	58,119	112,811
Reports and statements to shareholders expenses	572,731	19,413	188,766
Registration fees	372,232	83,002	96,224
Legal fees	328,791	13,124	61,554
Trustees’ fees and expenses	228,038	4,118	14,104
Audit and tax fees	50,968	39,581	78,738
Other	139,806	30,835	28,369
	91,423,080	1,492,658	5,389,969
Less expenses waived	(1,685,241)	(151,665)	(870,343)
Less expenses paid indirectly	(1,319)	(53)	(496)
Total operating expenses	89,736,520	1,340,940	4,519,130
Net Investment Income (Loss)	156,538,358	(150,444)	4,313,241

Statements of operations
Delaware International Funds

		Delaware	Delaware
	Delaware Emerging	International	International
	Markets Fund	Small Cap Fund	Value Equity Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(155,418,354)	$21,213,703	$35,505,579
Foreign currencies	(430,131)	(32,191)	127,045
Foreign currency exchange contracts	(265,924)	(185,295)	(368,030)
Net realized gain (loss)	(156,114,409)	20,996,217	35,264,594

Net change in unrealized appreciation (depreciation) of:
Investments[1]	92,739,640	(8,105,374)	(37,719,819)
Foreign currencies	(223,872)	(154,451)	(91,343)
Foreign currency exchange contracts	1,136	(9,584)	6,581
Net change in unrealized appreciation (depreciation)	92,516,904	(8,269,409)	(37,804,581)
Net Realized and Unrealized Gain (Loss)	(63,597,505)	12,726,808	(2,539,987)
Net Increase in Net Assets Resulting from Operations	$92,940,853	$12,576,364	$1,773,254

[1]	Includes $3,525 capital gains taxes paid and $23,494,176 increase in capital gains tax accrued for Delaware Emerging Markets Fund. Includes $188,244 increase in capital gains tax accrued in Delaware International Small Cap Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Emerging Markets Fund

	Year ended
	11/30/21	11/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$156,538,358	$22,775,764
Net realized gain (loss)	(156,114,409)	60,472,633
Net change in unrealized appreciation (depreciation)	92,516,904	962,217,181
Net increase in net assets resulting from operations	92,940,853	1,045,465,578

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,191,579)	(2,106,361)
Class C	(777,266)	—
Class R	(233,457)	(134,733)
Institutional Class	(31,453,917)	(32,655,147)
Class R6	(9,680,857)	(9,240,260)
	(44,337,076)	(44,136,501)

Capital Share Transactions:
Proceeds from shares sold:
Class A	92,377,068	76,335,194
Class C	18,657,537	7,687,667
Class R	8,550,198	6,538,377
Institutional Class	1,680,473,003	1,160,950,980
Class R6	1,503,974,331	277,336,004

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,086,866	1,975,692
Class C	767,990	—
Class R	233,456	134,501
Institutional Class	28,046,095	28,322,042
Class R6	6,192,889	4,324,074
	3,341,359,433	1,563,604,531

Statements of changes in net assets
Delaware Emerging Markets Fund

	Year ended
	11/30/21	11/30/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(103,991,549)	$(126,070,388)
Class C	(35,479,357)	(46,172,300)
Class R	(14,381,448)	(20,009,580)
Institutional Class	(2,119,024,485)	(1,656,472,701)
Class R6	(427,423,318)	(337,875,551)
	(2,700,300,157)	(2,186,600,520)
Increase (decrease) in net assets derived from capital share transactions	641,059,276	(622,995,989)
Net Increase in Net Assets	689,663,053	378,333,088
Net Assets:
Beginning of year	5,730,844,856	5,352,511,768
End of year	$6,420,507,909	$5,730,844,856

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware International Small Cap Fund

	Year ended
	11/30/21	11/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(150,444)	$206,308
Net realized gain	20,996,217	6,805,352
Net change in unrealized appreciation (depreciation)	(8,269,409)	12,304,635
Net increase in net assets resulting from operations	12,576,364	19,316,295

Dividends and Distributions to Shareholders from:
Distributable earnings:
Institutional Class	—	(202,016)
Class R6	—	(7,968)
Return of capital:
Institutional Class	—	(20,169)
Class R6	—	(2,752)
	—	(232,905)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,088,137	1,273,028
Class C	58,611	422,284
Class R	8,558	201,431
Institutional Class	9,773,696	15,641,483
Class R6	8,484,030	9,711,200

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Institutional Class	—	202,956
Class R6	—	4,763
	21,413,032	27,457,145

Statements of changes in net assets
Delaware International Small Cap Fund

	Year ended
	11/30/21	11/30/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(1,863,927)	$(6,084,064)
Class C	(1,507,039)	(1,406,868)
Class R	(218,860)	(8,104)
Institutional Class	(38,037,501)	(57,306,700)
Class R6	(774,529)	(3,006,521)
	(42,401,856)	(67,812,257)
Decrease in net assets derived from capital share
transactions	(20,988,824)	(40,355,112)
Net Decrease in Net Assets	(8,412,460)	(21,271,722)
Net Assets:
Beginning of year	114,782,989	136,054,711
End of year	$106,370,529	$114,782,989

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware International Value Equity Fund

	Year ended
	11/30/21	11/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,313,241	$2,798,511
Net realized gain	35,264,594	437,909
Net change in unrealized appreciation (depreciation)	(37,804,581)	6,710,802
Net increase in net assets resulting from operations	1,773,254	9,947,222

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(962,517)	(1,689,196)
Class C	(45,886)	(164,835)
Class R	(40,540)	(82,337)
Institutional Class	(4,611,994)	(6,547,235)
Class R6	(30,364)	(60,572)
	(5,691,301)	(8,544,175)

Capital Share Transactions:
Proceeds from shares sold:
Class A	60,313,862	8,432,761
Class C	472,619	893,450
Class R	3,436,609	1,512,848
Institutional Class	71,593,274	105,325,379
Class R6	2,720,260	259,964

Net assets from merger:[1]
Class A	123,151,872	—
Institutional Class	130,443,502	—
Class R6	184,692	—

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	943,519	1,649,987
Class C	45,884	164,645
Class R	40,540	82,336
Institutional Class	4,604,032	6,527,472
Class R6	5,491	56,322
	397,956,156	124,905,164

Statements of changes in net assets
Delaware International Value Equity Fund

	Year ended
	11/30/21	11/30/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(34,560,175)	$(12,515,028)
Class C	(2,430,458)	(3,325,090)
Class R	(1,496,630)	(2,174,632)
Institutional Class	(140,588,542)	(94,119,755)
Class R6	(666,061)	(786,459)
	(179,741,866)	(112,920,964)
Increase in net assets derived from capital share transactions	218,214,290	11,984,200
Net Increase in Net Assets	214,296,243	13,387,247

Net Assets:
Beginning of year	319,058,652	305,671,405
End of year	$533,354,895	$319,058,652

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Emerging Markets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
$23.67	$19.13	$17.53	$20.10	$14.57

0.54	0.04	0.11	0.07	0.19
0.07	4.62	1.55	(2.32)	5.44
0.61	4.66	1.66	(2.25)	5.63

—	(0.12)	(0.06)	(0.32)	(0.10)
(0.14)	—	—	—	—
(0.14)	(0.12)	(0.06)	(0.32)	(0.10)

$24.14	$23.67	$19.13	$17.53	$20.10

2.57% [3]	24.44% [3]	9.50%	(11.40% )	38.94% [3]

$361,528	$364,314	$346,732	$353,094	$463,441
1.57%	1.62%	1.63%	1.63%	1.66%
1.59%	1.63%	1.63%	1.63%	1.66%
2.08%	0.21%	0.62%	0.35%	1.10%
2.06%	0.20%	0.62%	0.35%	1.10%
4	5%	10%	11%	11%

Financial highlights
Delaware Emerging Markets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20		11/30/19		11/30/18	11/30/17
$21.83	$17.67		$16.26		$18.68	$13.56

0.32	(0.10)		(0.02)		(0.07)	0.06
0.08	4.26		1.43		(2.16)	5.07
0.40	4.16		1.41		(2.23)	5.13

—	—		—		(0.19)	(0.01)
(0.14)	—		—		—	—
(0.14)	—		—		(0.19)	(0.01)

$22.09	$21.83		$17.67		$16.26	$18.68

1.82% [3]	23.54%	[3]	8.67%		(12.05% )	37.87% [3]

$105,474	$118,977		$135,346		$152,857	$190,227
2.32%	2.37%		2.38%		2.38%	2.41%
2.34%	2.38%		2.38%		2.38%	2.41%
1.33%	(0.54%	)	(0.13%	)	(0.40% )	0.35%
1.31%	(0.55%	)	(0.13%	)	(0.40% )	0.35%
4%	5%		10%		11%	11%

Financial highlights
Delaware Emerging Markets Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20		11/30/19		11/30/18	11/30/17
$23.82	$19.25		$17.62		$20.21	$14.66

0.48	(0.01)		0.07		0.02	0.15
0.08	4.64		1.56		(2.34)	5.47
0.56	4.63		1.63		(2.32)	5.62

—	(0.06)		—	[2]	(0.27)	(0.07)
(0.14)	—		—		—	—
(0.14)	(0.06)		—		(0.27)	(0.07)

$24.24	$23.82		$19.25		$17.62	$20.21

2.34% [4]	24.11%	[4]	9.28%		(11.64% )	38.51% [4]

$34,148	$38,689		$43,962		$48,875	$61,735
1.82%	1.87%		1.88%		1.88%	1.91%
1.84%	1.88%		1.88%		1.88%	1.91%
1.83%	(0.04%	)	0.37%		0.10%	0.85%
1.81%	(0.05%	)	0.37%		0.10%	0.85%
4%	5%		10%		11%	11%

Financial highlights
Delaware Emerging Markets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
$23.85	$19.27	$17.67	$20.26	$14.69

0.61	0.09	0.16	0.12	0.25
0.07	4.66	1.55	(2.34)	5.46
0.68	4.75	1.71	(2.22)	5.71

(0.04)	(0.17)	(0.11)	(0.37)	(0.14)
(0.14)	—	—	—	—
(0.18)	(0.17)	(0.11)	(0.37)	(0.14)

$24.35	$23.85	$19.27	$17.67	$20.26

2.84% [3]	24.76% [3]	9.79%	(11.21% )	39.23% [3]

$3,728,519	$4,078,412	$3,826,272	$4,189,528	$3,885,606
1.32%	1.37%	1.38%	1.38%	1.41%
1.34%	1.38%	1.38%	1.38%	1.41%
2.33%	0.46%	0.87%	0.60%	1.35%
2.31%	0.45%	0.87%	0.60%	1.35%
4%	5%	10%	11%	11%

Financial highlights
Delaware Emerging Markets Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
$23.88	$19.28	$17.69	$20.27	$14.69

0.64	0.12	0.18	0.14	0.28
0.07	4.66	1.54	(2.33)	5.45
0.71	4.78	1.72	(2.19)	5.73

(0.07)	(0.18)	(0.13)	(0.39)	(0.15)
(0.14)	—	—	—	—
(0.21)	(0.18)	(0.13)	(0.39)	(0.15)

$24.38	$23.88	$19.28	$17.69	$20.27

2.94% [3]	24.93% [3]	9.84%	(11.04% )	39.43% [3]

$2,190,839	$1,130,453	$1,000,200	$391,408	$140,119
1.21%	1.25%	1.26%	1.26%	1.28%
1.23%	1.26%	1.26%	1.26%	1.28%
2.44%	0.58%	0.99%	0.72%	1.47%
2.42%	0.57%	0.99%	0.72%	1.47%
4%	5%	10%	11%	11%

Financial highlights
Delaware International Small Cap Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21		11/30/20		11/30/19		11/30/18	11/30/17
$8.63		$7.07		$6.66		$7.99	$19.03

(0.03)		—	[2]	0.01		0.01	(0.02)
0.94		1.56		0.40		(1.02)	1.86
0.91		1.56		0.41		(1.01)	1.84

—		—		—		(0.32)	(12.88)
—		—		—		(0.32)	(12.88)

$9.54		$8.63		$7.07		$6.66	$7.99

10.55%		22.07%		6.16%		(13.19% )	39.78%

$9,535		$7,499		$10,934		$10,154	$12,377
1.35%		1.35%		1.34%		1.34%	1.38%
1.48%		1.52%		1.55%		1.72%	2.48%
(0.35%	)	(0.04%	)	0.16%		0.13%	(0.22% )
(0.48%	)	(0.21%	)	(0.05%	)	(0.25% )	(1.32% )
95%		66%		97%		106%	142%

Financial highlights
Delaware International Small Cap Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21		11/30/20		11/30/19		11/30/18	11/30/17
$7.16		$5.91		$5.61		$6.83	$18.24

(0.09)		(0.05)		(0.03)		(0.04)	(0.06)
0.79		1.30		0.33		(0.86)	1.53
0.70		1.25		0.30		(0.90)	1.47

—		—		—		(0.32)	(12.88)
—		—		—		(0.32)	(12.88)

$7.86		$7.16		$5.91		$5.61	$6.83

9.78%		21.15%		5.35%		(13.86% )	38.77%

$1,955		$3,106		$3,541		$4,698	$5,199
2.10%		2.10%		2.09%		2.09%	2.13%
2.23%		2.27%		2.30%		2.47%	3.23%
(1.10%	)	(0.79%	)	(0.59%	)	(0.62% )	(0.97% )
(1.23%	)	(0.96%	)	(0.80%	)	(1.00% )	(2.07% )
95%		66%		97%		106%	142%

Financial highlights
Delaware International Small Cap Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21		11/30/20		11/30/19		11/30/18	11/30/17
$8.14		$6.68		$6.31		$7.61	$18.77

(0.05)		(0.02)		(0.01)		(0.01)	(0.03)
0.88		1.48		0.38		(0.97)	1.75
0.83		1.46		0.37		(0.98)	1.72

—		—		—		(0.32)	(12.88)
—		—		—		(0.32)	(12.88)

$8.97		$8.14		$6.68		$6.31	$7.61

10.20%		21.86%		5.86%		(13.47% )	39.45%

$159		$340		$98		$87	$92
1.60%		1.60%		1.59%		1.59%	1.63%
1.73%		1.77%		1.80%		1.97%	2.73%
(0.60%	)	(0.29%	)	(0.09%	)	(0.12% )	(0.47% )
(0.73%	)	(0.46%	)	(0.30%	)	(0.50% )	(1.57% )
95%		66%		97%		106%	142%

Financial highlights
Delaware International Small Cap Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21		11/30/20	11/30/19	11/30/18	11/30/17
$9.07		$7.43	$6.98	$8.34	$19.27

(0.01)		0.02	0.03	0.03	—	[2]
1.00		1.63	0.42	(1.07)	1.95
0.99		1.65	0.45	(1.04)	1.95

—		(0.01)	—	—	—
—		—	—	(0.32)	(12.88)
—		— [2]	—	—	—
—		(0.01)	—	(0.32)	(12.88)

$10.06		$9.07	$7.43	$6.98	$8.34

10.92%		22.30%	6.45%	(12.99% )	40.06%

$73,091		$91,340	$117,702	$60,124	$14,025
1.10%		1.10%	1.09%	1.09%	1.13%
1.23%		1.27%	1.30%	1.47%	2.23%
(0.10%	)	0.21%	0.41%	0.38%	0.03%
(0.23%	)	0.04%	0.20%	0.00%	(1.07%	)
95%		66%	97%	106%	142%

Financial highlights
Delaware International Small Cap Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Amount is less than $0.005 per share.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	Portfolio turnover is representative of the Fund for the entire period.

See accompanying notes, which are an integral part of the financial statements.

					6/30/17[1]
Year ended					to
11/30/21		11/30/20	11/30/19	11/30/18	11/30/17
$9.10		$7.45	$6.99	$8.35	$7.07

—	[3]	0.02	0.04	0.04	—	[3]
0.99		1.65	0.42	(1.08)	1.28
0.99		1.67	0.46	(1.04)	1.28

—		(0.02)	—	—	—
—		—	—	(0.32)	—
—		— [4]	—	—	—
—		(0.02)	—	(0.32)	—

$10.09		$9.10	$7.45	$6.99	$8.35

10.88%		22.48%	6.58%	(12.98% )	18.11%

$21,631		$12,498	$3,780	$2,676	$2
1.00%		1.00%	1.00%	1.00%	1.00%
1.13%		1.17%	1.21%	1.38%	2.28%
0.00%		0.31%	0.50%	0.47%	(0.08%	)
(0.13%	)	0.14%	0.29%	0.09%	(1.36%	)
95%		66%	97%	106%	142%	[7]

Financial highlights
Delaware International Value Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Operations due to the timing of creation of Fund shares in relation to fluctuating market values.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20	11/30/19		11/30/18	11/30/17
$14.82	$14.66	$13.53		$15.66	$12.94

0.13	0.11	0.19		0.29	0.24
0.76 [2]	0.43	1.23		(2.19)	2.75
0.89	0.54	1.42		(1.90)	2.99

(0.13)	(0.18)	(0.29)		(0.23)	(0.27)
(0.11)	(0.20)	—		—	—
(0.24)	(0.38)	(0.29)		(0.23)	(0.27)

$15.47	$14.82	$14.66		$13.53	$15.66

6.02% [4]	3.80% [4]	10.94%	[4]	(12.32% )	23.53%

$201,367	$59,692	$62,035		$63,604	$68,412
1.17%	1.26%	1.34%		1.33%	1.35%
1.36%	1.35%	1.35%		1.33%	1.35%
0.80%	0.81%	1.35%		1.93%	1.65%
0.61%	0.72%	1.34%		1.93%	1.65%
38%	36%	143%	[6]	13%	15%

Financial highlights
Delaware International Value Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Operations due to the timing of creation of Fund shares in relation to fluctuating market values.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21		11/30/20	11/30/19		11/30/18	11/30/17
$14.63		$14.48	$13.25		$15.36	$12.69

0.01		0.01	0.08		0.16	0.13
0.75	[2]	0.42	1.25		(2.15)	2.72
0.76		0.43	1.33		(1.99)	2.85

—		(0.08)	(0.10)		(0.12)	(0.18)
(0.11)		(0.20)	—		—	—
(0.11)		(0.28)	(0.10)		(0.12)	(0.18)

$15.28		$14.63	$14.48		$13.25	$15.36

5.21%	[4]	3.01% [4]	10.18%	[4]	(13.04% )	22.71%

$4,549		$6,127	$8,562		$8,734	$21,505
1.92%		2.01%	2.09%		2.08%	2.10%
2.11%		2.10%	2.10%		2.08%	2.10%
0.05%		0.06%	0.60%		1.18%	0.90%
(0.14%	)	(0.03% )	0.59%		1.18%	0.90%
38%		36%	143%	[6]	13%	15%

Financial highlights
Delaware International Value Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Operations due to the timing of creation of Fund shares in relation to fluctuating market values.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20	11/30/19		11/30/18	11/30/17
$14.76	$14.60	$13.46		$15.59	$12.88

0.09	0.08	0.15		0.25	0.20
0.76 [2]	0.42	1.24		(2.19)	2.75
0.85	0.50	1.39		(1.94)	2.95

(0.10)	(0.14)	(0.25)		(0.19)	(0.24)
(0.11)	(0.20)	—		—	—
(0.21)	(0.34)	(0.25)		(0.19)	(0.24)

$15.40	$14.76	$14.60		$13.46	$15.59

5.75% [4]	3.53% [4]	10.72%	[4]	(12.58% )	23.26%

$4,941	$2,845	$3,472		$3,508	$3,440
1.42%	1.51%	1.59%		1.58%	1.60%
1.61%	1.60%	1.60%		1.58%	1.60%
0.55%	0.56%	1.10%		1.68%	1.40%
0.36%	0.47%	1.09%		1.68%	1.40%
38%	36%	143%	[6]	13%	15%

Financial highlights
Delaware International Value Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Operations due to the timing of creation of Fund shares in relation to fluctuating market values.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/21	11/30/20	11/30/19		11/30/18	11/30/17
$14.90	$14.74	$13.60		$15.74	$13.00

0.17	0.15	0.22		0.33	0.28
0.75 [2]	0.43	1.25		(2.20)	2.76
0.92	0.58	1.47		(1.87)	3.04

(0.16)	(0.22)	(0.33)		(0.27)	(0.30)
(0.11)	(0.20)	—		—	—
(0.27)	(0.42)	(0.33)		(0.27)	(0.30)

$15.55	$14.90	$14.74		$13.60	$15.74

6.24% [4]	4.04% [4]	11.29%	[4]	(12.11% )	23.87%

$318,766	$248,810	$229,511		$220,747	$226,644
0.92%	1.01%	1.09%		1.08%	1.10%
1.11%	1.10%	1.10%		1.08%	1.10%
1.05%	1.06%	1.60%		2.18%	1.90%
0.86%	0.97%	1.59%		2.18%	1.90%
38%	36%	143%	[6]	13%	15%

Financial highlights
Delaware International Value Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Operations due to the timing of creation of Fund shares in relation to fluctuating market values.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.
[8]	Portfolio turnover is representative of the Fund for the entire period.

See accompanying notes, which are an integral part of the financial statements.

				3/29/18[1]
Year ended				to
11/30/21	11/30/20	11/30/19		11/30/18
$14.91	$14.74	$13.60		$15.36

0.18	0.15	0.24		0.25
0.76 [3]	0.45	1.24		(2.01)
0.94	0.60	1.48		(1.76)

(0.18)	(0.23)	(0.34)		—
(0.11)	(0.20)	—		—
(0.29)	(0.43)	(0.34)		—

$15.56	$14.91	$14.74		$13.60

6.31% [5]	4.14% [5]	11.36%	[5]	(11.46% )

$3,732	$1,585	$2,091		$2
0.86%	0.95%	1.03%		1.02%
1.04%	1.02%	1.03%		1.02%
1.11%	1.12%	1.66%		2.47%
0.94%	1.05%	1.66%		2.47%
38%	36%	143%	[7]	13% [8]

Notes to financial statements
Delaware International Funds	November 30, 2021

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Each Fund, except Delaware International Value Equity Fund, is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Delaware International Value Equity fund is considered non-diversified under the 1940 Act. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing.) Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended November 30, 2021, and for all open tax years (years ended November 30, 2018–November 30, 2020), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended November 30, 2021, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Underlying Funds — The Funds may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Funds may invest include ETFs. A Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally do not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Notes to financial statements
Delaware International Funds

1. Significant Accounting Policies (continued) financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended November 30, 2021.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended November 30, 2021, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits
Delaware Emerging Markets Fund	$1,319
Delaware International Small Cap Fund	53
Delaware International Value Equity Fund	496

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

	Delaware Emerging	Delaware International	Delaware International
	Markets Fund	Small Cap Fund	Value Equity Fund
On the first $500 million	1.2500%	0.8500%	0.8500%
On the next $500 million	1.2000%	0.8000%	0.8000%
On the next $1.5 billion	1.1500%	0.7500%	0.7500%
In excess of $2.5 billion	1.1000%	0.7000%	0.7000%

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following specified percentages of average daily net assets of each Fund. The expense waivers were in effect from December 1, 2020 through November 30, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.

	Operating expense	Operating expense
	limitation as	limitation as
	a percentage	a percentage
	of average	of average
	daily net assets	daily net assets
	(per annum)	(per annum)
	December 1, 2020-	March 30, 2021-
Fund	March 29, 2021	November 30, 2021
Delaware Emerging Markets Fund	1.37%[1]	1.32%[2]
Delaware International Small Cap Fund	1.12%[3]	1.12%[3]
Delaware International Value Equity Fund	0.88%[4]	0.88%[4]

[1]	The expense limitation was 1.25% for Class R6 shares.
[2]	The expense limitation is 1.20% for Class R6 shares.
[3]	The expense limitation is 1.00% for Class R6 shares.
[4]	The expense limitation is 0.82% for Class R6 shares.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate

Notes to financial statements
Delaware International Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended November 30, 2021, each Fund was charged for these services as follows:

Fund	Fees
Delaware Emerging Markets Fund	$237,697
Delaware International Small Cap Fund	8,130
Delaware International Value Equity Fund	19,780

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2021, each Fund was charged for these services as follows:

Fund	Fees
Delaware Emerging Markets Fund	$571,126
Delaware International Small Cap Fund	10,103
Delaware International Value Equity Fund	37,969

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the

Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fee.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended November 30, 2021, each Fund was charged for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Emerging Markets Fund	$238,601
Delaware International Small Cap Fund	10,350
Delaware International Value Equity Fund	18,866

For the year ended November 30, 2021, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Commissions
Delaware Emerging Markets Fund	$44,554
Delaware International Small Cap Fund	2,701
Delaware International Value Equity Fund	11,191

For the year ended November 30, 2021, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Emerging Markets Fund	$14	$8,277
Delaware International Small Cap Fund	—	35
Delaware International Value Equity Fund	1	155

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from March 27, 2020 through March 31, 2022 for Delaware Emerging Markets Fund and Delaware International Small Cap Fund and July 31, 2020 through March 31, 2022 for Delaware International Value Equity Fund.

Notes to financial statements
Delaware International Funds

3. Investments

For the year ended November 30, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases	Sales
Delaware Emerging Markets Fund	$1,109,223,518	$287,801,940
Delaware International Small Cap Fund	110,158,616	132,539,724
Delaware International Value Equity Fund	165,922,946	249,705,387

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

		Aggregate	Aggregate
		unrealized	unrealized	Net unrealized
	Cost of	appreciation	depreciation	appreciation
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Delaware
Emerging
Markets
Fund	$5,016,551,100	$2,519,682,437	$(1,074,921,419)	$1,444,761,018
Delaware
International
Small Cap
Fund	83,707,014	28,983,108	(7,329,693)	21,653,415
Delaware
International
Value
Equity
Fund	536,808,248	63,667,817	(53,838,152)	9,829,665

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of November 30, 2021:

	Delaware Emerging Markets Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Argentina	$13,440,212	$1,163,742	$—	$14,603,954
Australia	40,159,200	—	—	40,159,200
Bahrain	2,348,766	—	—	2,348,766
Brazil	257,922,139	—	—	257,922,139
Chile	68,209,681	—	—	68,209,681
China	608,875,184	1,333,461,507	—	1,942,336,691
Hong Kong	11,635,035	—	—	11,635,035
India	149,582,168	626,778,553	—	776,360,721
Indonesia	—	78,937,013	—	78,937,013

Notes to financial statements
Delaware International Funds

3. Investments (continued)

	Delaware Emerging Markets Fund
	Level 1	Level 2	Level 3		Total
Malaysia	$1,251,336	$—	$—		$1,251,336
Mexico	231,938,070	—	—		231,938,070
Peru	23,519,194	—	—		23,519,194
Philippines	—	16,341,610	—		16,341,610
Republic of Korea	261,068,400	838,689,573	—		1,099,757,973
Russia	61,436,793	355,829,129	—	[1]	417,265,922
South Africa	13,937,331	—	—		13,937,331
Taiwan	—	1,032,975,411	—		1,032,975,411
Turkey	33,358,943	3,396,219	—		36,755,162
United Kingdom	—	3,901,582	—		3,901,582
United States	252,311,000	—	—		252,311,000
Exchange-Traded Fund	5,213,339	—	—		5,213,339
Participation Notes	—	—	—	[1]	—
Preferred Stock[2]	46,642,248	86,759,442	—		133,401,690
Warrants	229,298	—	—		229,298
Total Value of Securities	$2,083,078,337	$4,378,233,781	$—		$6,461,312,118

[1]	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.
[2]	Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 34.96% and 65.04%, respectively, of the total market value of this security type. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-priced investments.

	Delaware International Small Cap Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Australia	$—	$4,117,786	$4,117,786
Austria	418,032	—	418,032
Brazil	2,781,317	—	2,781,317
Canada	12,684,961	—	12,684,961
Denmark	—	627,871	627,871
Finland	—	1,258,625	1,258,625
France	—	1,364,925	1,364,925
Germany	—	8,412,650	8,412,650
Hong Kong	—	500,463	500,463
India	—	4,175,459	4,175,459

	Delaware International Small Cap Fund
	Level 1	Level 2	Total
Ireland	$1,181,699	$—	$1,181,699
Israel	1,957,988	—	1,957,988
Italy	—	4,547,945	4,547,945
Japan	—	20,818,389	20,818,389
Mexico	705,398	—	705,398
Norway	—	1,540,071	1,540,071
Republic of Korea	—	6,615,994	6,615,994
Russia	2,102,498	767,211	2,869,709
South Africa	1,211,575	—	1,211,575
Spain	—	966,750	966,750
Sweden	2,692,685	2,863,149	5,555,834
Taiwan	—	2,327,434	2,327,434
United Kingdom	6,693,392	9,663,249	16,356,641
Short-Term Investments	2,372,497	—	2,372,497
Total Value of Securities	$34,802,042	$70,567,971	$105,370,013

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(9,584)	$(9,584)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware International Value Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$—	$517,421,844	$517,421,844
Exchange-Traded Funds	8,968,294	—	8,968,294
Short-Term Investments	2,346,646	—	2,346,646
Securities Lending Collateral[1]	2,415,000	15,483,886	17,898,886
Total Value of Securities	$13,729,940	$532,905,730	$546,635,670

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$12,563	$12,563
Liabilities:
Foreign Currency Exchange Contracts	$—	$(10,320)	$(10,320)

Notes to financial statements
Delaware International Funds

3. Investments (continued)

[1]

Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 13.49% and 86.51%, respectively, of the total market value of this security type. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs.

[2]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended November 30, 2021, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to each Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year.

During the year ended November 30, 2021, Delaware International Small Cap Fund and Delaware International Value Equity Fund had no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2021 and 2020 were as follows:

		Long-term
	Ordinary	capital	Return of
	income	gains	capital	Total
Year ended November 30, 2021:
Delaware Emerging Markets Fund	$10,224,841	$34,112,235	$—	$44,337,076
Delaware International Value Equity Fund	3,303,244	2,388,057	—	5,691,301
Year ended November 30, 2020:
Delaware Emerging Markets Fund	43,709,471	427,030	—	44,136,501
Delaware International Small Cap Fund	209,984	—	22,921	232,905
Delaware International Value Equity Fund	4,330,566	4,213,609	—	8,544,175

Delaware International Small Cap Fund did not pay any dividends and distributions for the year ending November 30, 2021.

5. Components of Net Assets on a Tax Basis

As of November 30, 2021, the components of net assets on a tax basis were as follows:

	Delaware Emerging	Delaware International	Delaware International
	Markets Fund	Small Cap Fund	Value Equity Fund
Shares of beneficial interest	$5,038,360,387	$79,041,676	$484,985,408
Undistributed ordinary
income	144,014,052	—	5,152,165
Undistributed long-term
capital gains	—	5,675,438	33,387,657
Capital loss carryforwards	(206,627,548)	—	—
Unrealized appreciation
(depreciation) of
investments and foreign
currencies	1,444,761,018	21,653,415	9,829,665
Net assets	$6,420,507,909	$106,370,529	$533,354,895

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of forward currency contracts, tax treatment of passive foreign investment companies (PFICs), and securities no longer considered PFICs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to net operating loss and wash sales from merger. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2021, the Funds recorded the following reclassifications:

	Delaware International	Delaware International
	Small Cap Fund	Value Equity Fund
Paid-in capital	$(245,423)	$2,111,225
Total distributable earnings
(loss)	245,423	(2,111,225)

Delaware Emerging Markets Fund had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At November 30, 2021, Delaware International Small Cap Fund utilized $14,868,377 capital loss carryforwards.

Delaware Emerging Markets Fund and Delaware International Value Equity Fund did not utilize capital loss carryforward for 2021.

Notes to financial statements
Delaware International Funds

5. Components of Net Assets on a Tax Basis (continued)

At November 30, 2021, capital loss carryforwards available to offset future realized capital gains were as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Emerging
Markets Fund	$4,473,650	$202,153,898	$206,627,548

Delaware International Small Cap Fund and Delaware International Value Equity Fund had no capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Emerging		Delaware International		Delaware International
	Markets Fund		Small Cap Fund		Value Equity Fund
	Year ended		Year ended		Year ended
	11/30/21	11/30/20	11/30/21	11/30/20	11/30/21	11/30/20
Shares sold:
Class A	3,504,915	3,800,155	325,112	166,626	3,662,429	601,892
Class C	757,294	416,232	7,548	68,599	29,493	66,004
Class R	323,745	336,451	960	28,214	218,407	108,335
Institutional Class	63,660,609	59,484,711	978,951	2,181,691	4,469,948	7,806,680
Class R6	58,876,456	14,167,608	844,837	1,256,101	162,769	18,747

Shares from merger:[1]
Class A	—	—	—	—	7,352,351	—
Institutional Class	—	—	—	—	7,755,262	—
Class R6	—	—	—	—	10,980	—

Shares issued upon reinvestment of dividends and distributions:
Class A	83,142	96,611	—	—	61,789	114,423
Class C	33,203	—	—	—	3,021	11,490
Class R	9,242	6,517	—	—	2,660	5,718
Institutional Class	1,109,857	1,376,861	—	26,670	300,524	451,416
Class R6	245,069	210,213	—	625	359	3,895
	128,603,532	79,895,359	2,157,408	3,728,526	24,029,992	9,188,600

Shares redeemed:
Class A	(4,005,757)	(6,631,977)	(194,649)	(844,513)	(2,088,103)	(920,232)
Class C	(1,466,111)	(2,624,550)	(192,565)	(234,152)	(153,594)	(250,099)
Class R	(548,343)	(1,003,053)	(24,992)	(1,161)	(93,006)	(159,139)
Institutional Class	(82,650,556)	(88,414,469)	(3,777,033)	(7,990,035)	(8,724,301)	(7,133,324)
Class R6	(16,613,895)	(18,905,111)	(75,349)	(390,839)	(40,620)	(58,176)
	(105,284,662)	(117,579,160)	(4,264,588)	(9,460,700)	(11,099,624)	(8,520,970)

Net increase
(decrease)	23,318,870	(37,683,801)	(2,107,180)	(5,732,174)	12,930,368	667,630

[1]	See Note 7.

Notes to financial statements
Delaware International Funds

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended November 30, 2021 and 2020, each Fund had the following exchange transactions:

	Exchange Redemptions				Exchange Subscriptions
			Institutional			Institutional
	Class A	Class C	Class	Class R6	Class A	Class	Class R6
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Value
Delaware Emerging Markets Fund
Year ended
11/30/21	32,080	21,200	30,353,407	3,061,113	29,848	3,071,420	30,331,738	$830,172,974
11/30/20	61,268	39,452	16,653	59,883	19,261	136,534	18,093	3,448,082
Delaware International Small Cap Fund
Year ended
11/30/21	600	17,663	—	—	14,617	570	—	144,060
11/30/20	1,259	1,133	—	—	943	1,198	—	16,136
Delaware International Value Equity Fund
Year ended
11/30/21	129,231	17,859	—	—	17,752	128,609	—	2,404,406
11/30/20	1	5,003	—	—	4,951	1	—	68,444

7. Reorganization

On July 9, 2021, the Board approved a proposal to reorganize Delaware International Fund, a series of Delaware Group® Equity Funds IV (the “Acquired Fund”) with and into Delaware International Value Equity Fund (the “Acquiring Fund”), (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of a Fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on July 9, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

			Shares
	Acquired	Acquired	Converted	Acquiring
	Fund	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
			Delaware International Value
	Delaware International Fund		Equity Fund
Class A	$123,151,872	8,950,423	7,352,351	$108,216,266	0.8215
Institutional
Class	130,443,502	9,193,655	7,755,262	272,890,128	0.8435
Class R6	184,692	12,928	10,980	2,036,414	0.8493

The net assets of the Acquiring Fund before the Reorganization were $394,025,097. The net assets of the Acquiring Fund immediately following the Reorganization were $647,805,163.

Assuming the Reorganization had been completed on December 1, 2020, the Acquiring Fund’s pro forma results of operations for the year ended November 30, 2021, would have been as follows:

Delaware International Value Equity Fund
Net investment income	$6,977,433
Net realized gain on investments	51,709,316
Net change in unrealized appreciation (depreciation)	(566,877)
Net increase in net assets resulting from operations	$58,119,872

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on July 9, 2021.

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), is a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, each Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of

Notes to financial statements
Delaware International Funds

8. Line of Credit (continued)

0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

Each Fund had no amounts outstanding as of November 30, 2021, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover each Fund’s exposure to the counterparty.

During the year ended November 30, 2021, Delaware Emerging Markets Fund and Delaware International Small Cap Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions. Delaware International Value Equity Fund entered into foreign currency exchange contracts and foreign cross currency contracts in order to fix the US dollar value of a security between trade date and settlement date.

During the year ended November 30, 2021, the Funds experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and “Statements of operations.”

The table below summarizes the average balance of derivative holdings by each Fund during the year ended November 30, 2021:

		Long Derivative Volume
	Delaware Emerging	Delaware International	Delaware International
	Markets Fund	Small Cap Fund	Value Equity Fund
Foreign currency exchange
contracts (average
notional value)	$732,254	$325,748	$468,877

		Short Derivative Volume
	Delaware Emerging	Delaware International	Delaware International
	Markets Fund	Small Cap Fund	Value Equity Fund
Foreign currency exchange
contracts (average
notional value)	$348,834	$399,640	$808,657

10. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties in order to better define their contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

Notes to financial statements
Delaware International Funds

10. Offsetting (continued)

At November 30, 2021, each Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware International Small Cap Fund

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of New York Mellon	$—	$(9,584)	$(9,584)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Bank of New York Mellon	$(9,584)	$—	$—	$—	$—	$(9,584)

Delaware International Value Equity Fund

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of New York Mellon	$12,563	$(10,320)	$2,243

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Bank of New
York Mellon	$2,243	$—	$—	$—	$—	$2,243

Securities Lending

Securities lending transactions are entered into by the Funds under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 11).

As of November 30, 2021, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Delaware International Value Equity Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received(a)	Received	Received	Net Exposure(b)
Bank of New York
Mellon	$47,244,185	$(14,912,239)	$(32,331,946)	$(47,244,185)	$—

(a)	The value of the related collateral exceeded the value of the derivatives and securities lending transactions as of November 30, 2021, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed

Notes to financial statements
Delaware International Funds

11. Securities Lending (continued)

securities as disclosed on the “Schedules of investments.” Securities purchased with cash collateral are valued at the market value. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2021 for Delaware International Value Equity Fund:

	Overnight
Securities Lending	and	Under	Between	Over
Transactions	continuous	30 days	30 & 90 days	90 Days	Total
Certificates of
Deposit and
Repurchase
Agreements	$17,898,886	$—	$—	$—	$17,898,886

At November 30, 2021, the value of securities on loan for Delaware International Value Equity Fund was $47,244,185, for which the Fund received cash collateral of $17,898,360 and non-cash collateral with a fair value of $32,331,946. At November 30, 2021, the value of invested collateral was $17,898,886. Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”

During the year ended November 30, 2021, Delaware Emerging Markets Fund and Delaware International Small Cap Fund had no securities out on loan.

12. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Funds’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Delaware Emerging Markets Fund invests a significant portion of its assets in the greater China region, which consists of Hong Kong, the People’s Republic of China, and Taiwan, among other countries. As a result, the Fund’s investments in the region are particularly susceptible to risks in that region. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Fund.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

Notes to financial statements
Delaware International Funds

13. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2021, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Global & International Funds and Shareholders of Delaware Emerging Markets Fund, Delaware International Small Cap Fund and Delaware International Value Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Emerging Markets Fund, Delaware International Small Cap Fund and Delaware International Value Equity Fund (constituting Delaware Group® Global & International Funds, hereafter collectively referred to as the “Funds”) as of November 30, 2021, the related statements of operations for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)
Delaware International Funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2021, each Fund reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gains	Ordinary Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)*	(Tax Basis)	(Tax Basis)
Delaware Emerging Markets Fund	76.94%	23.06%	100.00%
Delaware International Value Equity Fund	41.96%	58.04%	100.00%
______________________

(A) and (B) are based on a percentage of the Fund’s total distributions.
*

For the fiscal year ended November 30, 2021, certain dividends paid by each Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by each Fund from ordinary income reported as dividend income is listed below. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Delaware Emerging	Delaware International
Markets Fund	Value Equity Fund
100.00%	88.68%

Each Fund intends to pass through foreign tax credits in the maximum amount as follows:

Delaware Emerging	Delaware International
Markets Fund	Value Equity Fund
$18,630,268	$421,846

The gross foreign source income earned during the fiscal year 2021 by each Fund was as follows:

Delaware Emerging	Delaware International
Markets Fund	Value Equity Fund
$263,060,085	$9,896,056

For the fiscal year ended November 30, 2021, certain interest income paid by each Fund, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment

Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended November 30, 2021, Delaware International Value Equity Fund reported maximum distributions of Qualified Short-Term Capital Gains of $1,840,674.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for each of Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), (each, a “Sub-Adviser” and together, the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) and MFMHK, MIMEL, MIMGL, and MIMAK, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Other Fund information (Unaudited)
Delaware International Funds

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund at a meeting held August 10-12, 2021 (continued)

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Funds and their shareholders, as applicable. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Sub-Adviser and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by each Sub-Adviser.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Funds showed each Fund’s investment performance in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended December 31, 2020. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Emerging Markets Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware International Small Cap Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international small-/mid-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the third quartile and first quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

Delaware International Value Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international large-cap core funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Emerging Markets Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in

Other Fund information (Unaudited)
Delaware International Funds

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund at a meeting held August 10-12, 2021 (continued)

expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware International Small Cap Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware International Value Equity Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2022 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Funds, as applicable, and in relation to each Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by each Sub-Adviser in connection with its relationship to the Funds, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2021, the net assets for Delaware Emerging Markets Fund exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreements provides a sharing of benefits with the Funds and their shareholders. Although, as of March 31, 2021, Delaware International Small Cap Fund and Delaware International Value Equity Fund had each not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie	150	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of
Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment
Management Americas
(2015–2017)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D.	Trustee	Since January 2019	Managing Member, Stonebrook	150	None
Abernathy			Capital Management, LLC
610 Market Street			(financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	150	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	150	Director — Banco Santander
610 Market Street			Wealth Management		International
Philadelphia, PA			(2011–2013) and Market		(October 2016–December 2019)
19106-2354			Manager, New Jersey Private		Director — Santander Bank, N.A.
November 1958			Bank (2005–2011) — J.P.		(December 2016–December
			Morgan Chase & Co.		2019)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph W. Chow	Trustee	Since January 2013	Private Investor	150	Director and Audit Committee
610 Market Street			(April 2011–Present)		Member — Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	150	Director, Valparaiso University
610 Market Street			Industrial Manufacturing,		(2012–Present)
Philadelphia, PA			KPMG LLP		Director, TechAccel LLC
19106-2354			(2010-2015)		(2015–Present) (Tech R&D)
May 1955					Board Member, Kansas City
Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for Animal
Care (2018–Present)
Director, National Association of
Manufacturers (2010–2015)
Director, The Children’s Center
(2003–2015)
Director, Metropolitan Affairs
Coalition (2003–2015)
Director, Michigan Roundtable
for Diversity and Inclusion
(2003–2015)
Trustee, Ivy Funds Complex
(2019–2021)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

John A. Fry	Trustee	Since January 2001	Drexel University	150	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19106-2354			College		Community Health Systems
May 1960			(July 2002–June 2010)		(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and
Compensation Committee
Member — vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim	150	Director, OU Medicine, Inc.
610 Market Street			President (2019–2020), Vice		(2020–Present)
Philadelphia, PA			President (2010–2019) and Dean		Director and Shareholder,
19106-2354			(2010–2019), College of Law,		Valliance Bank
January 1967			University of Oklahoma;		(2007–Present)
			Managing Member, Harroz		Director, Foundation Healthcare
			Investments, LLC, (commercial		(formerly Graymark HealthCare)
			enterprises) (1998–2019);		(2008–2017)
			Managing Member, St. Clair,		Trustee, the Mewbourne Family
			LLC (commercial enterprises)		Support Organization
			(2019–Present)		(2006–Present) (non-profit)
Independent Director, LSQ
Manager, Inc. (real estate)
(2007–2016)
Director, Oklahoma Foundation
for Excellence (non-profit)
(2008–Present)
Trustee, Ivy Funds Complex
(1998–2021)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J.	Trustee	Since December 2021	Chief Administrative Officer,	150	Director, Hall Family Foundation
Lawrence[3]			Children’s Mercy Hospitals and		(1993–Present)
610 Market Street			Clinics		Director, Westar Energy (utility)
Philadelphia, PA			(2016–2019);		(2004–2018)
19106-2354			CFO, Children’s Mercy Hospitals		Trustee, Nelson-Atkins Museum
September 1957			and Clinics		of Art (non-profit) (2021–Present)
			(2005–2016)		(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas Metropolitan
Business and Healthcare
Coalition (non-profit) (2017–2019)
Director, National Association of
Corporate Directors (non-profit)
National Board (2022–Present);
Regional Board (2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc., Kansas
City Power & Light Company,
KCP&L Greater Missouri
Operations Company, Westar
Energy, Inc. and Kansas Gas and
Electric Company (related utility
companies) (2018–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J.	Trustee	Since December 2021	Chief Administrative Officer,	150	Director, Stowers (research)
Lawrence[3]			Children’s Mercy Hospitals and		(2018)
(continued)			Clinics		Co-Chair, Women Corporate
610 Market Street			(2016–2019);		Directors (director education)
Philadelphia, PA			CFO, Children’s Mercy Hospitals		(2018–2020)
19106-2354			and Clinics		Trustee, Ivy Funds Complex
September 1957			(2005–2016)		(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology (resource
recovery)
(2021–Present)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September	Private Investor	150	Trust Manager and Audit
Sevilla-Sacasa		2011	(January 2017–Present)		Committee Chair — Camden
610 Market Street			Chief Executive Officer — Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean		and Compensation
			(August 2011–March 2012) and		Committee Member —
			Interim Dean		Callon Petroleum Company
			(January 2011–July 2011) —		(December 2019–Present)
			University of Miami School of		Director — New Senior
			Business Administration		Investment Group Inc.
			President — U.S. Trust, Bank of		(January 2021–September 2021)
			America Private Wealth		Director; Audit Committee
			Management (Private Banking)		Member — Carrizo Oil & Gas,
			(July 2007-December 2008)		Inc. (March 2018–December
2019)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial	150	Director — HSBC North America
610 Market Street			Services Group		Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	150	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021); WCM
Alternatives: Event-Driven Fund
(2013–October 2021), and WCM
Alternatives: Credit Event Fund
(December 2017–October 2021)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	150	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	150	None[4]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	150	None[4]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19106-2354			Management.
October 1972

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	150	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds
by Macquarie®
Philadelphia, PA

Jerome D. Abernathy
Managing Member,
Stonebrook Capital
Management, LLC
Jersey City, NJ

Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA

Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA

H. Jeffrey Dobbs
Former Global Sector
Chairman
Industrial Manufacturing,
KPMG, LLP
Detroit, MI

John A. Fry
President
Drexel University
Philadelphia, PA

Joseph Harroz, Jr.
President
University of Oklahoma
Norman, OK

Sandra A.J. Lawrence
Former Chief Administrative
Officer
Children’s Mercy Hospitals
and Clinics
Kansas City, MO

Frances A. Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services
Group
Pittsburgh, PA

Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO

Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Thomas K. Whitford, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $84,942 for the fiscal year ended November 30, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $94,380 for the fiscal year ended November 30, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,847 for the fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2021.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $19,830 for the fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $8,455,000 for the registrant’s fiscal years ended November 30, 2021 and November 30, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 4, 2022